                                                       Registration No. 33-57792
                                                                        811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2
                        Post-Effective Amendment No.  5
                                                    -----

                  VEL II ACCOUNT OF SMA LIFE ASSURANCE COMPANY
                 ----------------------------------------------
                           (Exact Name of Registrant)

                           SMA LIFE ASSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                           Abigail M. Armstrong, Esq.
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


           It is proposed that this filing will become effective:

             ___on ______________ pursuant to paragraph (a) of Rule 485
             ___60 days after filing pursuant to paragraph (a) of Rule 485
             ___immediately after filing pursuant to paragraph (b) of Rule 485
              X  on    October 1, 1995     pursuant to paragraph (b) of Rule 485
             ---   -----------------------

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The 24f-2 Notice for the issuer's fiscal year ended December 31, 1994 was filed on February 22, 1995.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-82                            Caption in Prospectus
------------                            ---------------------
1  . . . . . . . . . . . . . . . .      Cover Page
2  . . . . . . . . . . . . . . . .      Cover Page
3  . . . . . . . . . . . . . . . .      Not Applicable
4  . . . . . . . . . . . . . . . .      Distribution
5  . . . . . . . . . . . . . . . .      The Company, The VEL II Account
6  . . . . . . . . . . . . . . . .      The VEL II Account
7  . . . . . . . . . . . . . . . .      Not Applicable
8  . . . . . . . . . . . . . . . .      Not Applicable
9  . . . . . . . . . . . . . . . .      Legal Proceedings
10 . . . . . . . . . . . . . . . .      Summary; Description of the Company, The
                                        VEL II Account, Allmerica Investment
                                        Trust, Variable Insurance Products Fund,
                                        Variable Insurance Products Fund II, T.
                                        Rowe Price International Series, Inc.
                                        and  Delaware Group Premium Fund; The
                                        Policy; Policy Termination and
                                        Reinstatement; Other Policy Provisions
11 . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment Trust;
                                        Variable Insurance Products Fund;
                                        Variable Insurance Products Fund II; T.
                                        Rowe Price International Series, Inc.;
                                        Delaware Group Premium Fund, Inc.;
                                        Investment Objectives and Policies
12 . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment Trust;
                                        Variable Insurance Products Fund;
                                        Variable Insurance Products Fund II; T.
                                        Rowe Price International Series, Inc.;
                                        Delaware Group Premium Fund, Inc.
13 . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment Trust;
                                        Variable Insurance Products Fund;
                                        Variable Insurance Products Fund II; T.
                                        Rowe Price International Series, Inc.;
                                        Delaware Group Premium Fund, Inc.;
                                        Investment Advisory Services to the
                                        Trust; Investment Advisory Services to
                                        Variable Insurance Products Fund;
                                        Investment Advisory Services to Variable
                                        Insurance Products Fund II; Investment
                                        Advisory Services to T. Rowe Price
                                        International Series, Inc.; Investment
                                        Advisory Services to Delaware Group
                                        Premium Fund, Inc.; Charges and
                                        Deductions
14 . . . . . . . . . . . . . . . .      Summary; Application for a Policy
15 . . . . . . . . . . . . . . . .      Summary; Application for a Policy;
                                        Premium Payments; Allocation of Net
                                        Premiums
16 . . . . . . . . . . . . . . . .      The VEL II Account; Allmerica
                                        Investment Trust; Variable Insurance
                                        Products Fund; Variable Insurance
                                        Products Fund II; T. Rowe Price
                                        International Series, Inc.; Delaware
                                        Group Premium Fund, Inc.; Premium
                                        Payments; Allocation of Net Premiums
17 . . . . . . . . . . . . . . . .      Summary; Surrender; Partial Withdrawal;
                                        Charges and Deductions; Policy

                                        Termination and Reinstatement
18 . . . . . . . . . . . . . . . .      The VEL II Account; Allmerica
                                        Investment Trust; Variable Insurance
                                        Products Fund; Variable Insurance
                                        Product Fund II; T. Rowe Price
                                        International Series, Inc.; Delaware
                                        Group Premium Fund, Inc.; Premium
                                        Payments
19 . . . . . . . . . . . . . . . .      Reports; Voting Rights
20 . . . . . . . . . . . . . . . .      Not Applicable
21 . . . . . . . . . . . . . . . .      Summary; Policy Loans; Other Policy
                                        Provisions
22 . . . . . . . . . . . . . . . .      Other Policy Provisions
23 . . . . . . . . . . . . . . . .      Not Required
24 . . . . . . . . . . . . . . . .      Other Policy Provisions
25 . . . . . . . . . . . . . . . .      The Company
26 . . . . . . . . . . . . . . . .      Not Applicable
27 . . . . . . . . . . . . . . . .      The Company
28 . . . . . . . . . . . . . . . .      Directors and Principal Officers of the
                                        Company
29 . . . . . . . . . . . . . . . .      The Company
30 . . . . . . . . . . . . . . . .      Not Applicable
31 . . . . . . . . . . . . . . . .      Not Applicable
32 . . . . . . . . . . . . . . . .      Not Applicable
33 . . . . . . . . . . . . . . . .      Not Applicable
34 . . . . . . . . . . . . . . . .      Not Applicable
35 . . . . . . . . . . . . . . . .      Distribution
36 . . . . . . . . . . . . . . . .      Not Applicable
37 . . . . . . . . . . . . . . . .      Not Applicable
38 . . . . . . . . . . . . . . . .      Summary; Distribution
39 . . . . . . . . . . . . . . . .      Summary; Distribution
40 . . . . . . . . . . . . . . . .      Not Applicable
41 . . . . . . . . . . . . . . . .      The Company, Distribution
42 . . . . . . . . . . . . . . . .      Not Applicable
43 . . . . . . . . . . . . . . . .      Not Applicable
44 . . . . . . . . . . . . . . . .      Premium Payments; Policy Value and
                                        Cash Surrender Value
45 . . . . . . . . . . . . . . . .      Not Applicable
46 . . . . . . . . . . . . . . . .      Policy Value and Cash Surrender Value;
                                        Federal Tax Considerations
47 . . . . . . . . . . . . . . . .      The Company
48 . . . . . . . . . . . . . . . .      Not Applicable
49 . . . . . . . . . . . . . . . .      Not Applicable
50 . . . . . . . . . . . . . . . .      The VEL II Account
51 . . . . . . . . . . . . . . . .      Cover Page; Summary; Charges and
                                        Deductions; The Policy; Policy
                                        Termination    and Reinstatement;  Other
                                        Policy Provisions
52 . . . . . . . . . . . . . . . .      Addition, Deletion or Substitution of
                                        Investments
53 . . . . . . . . . . . . . . . .      Federal Tax Considerations
54 . . . . . . . . . . . . . . . .      Not Applicable
55 . . . . . . . . . . . . . . . .      Not Applicable
56 . . . . . . . . . . . . . . . .      Not Applicable
57 . . . . . . . . . . . . . . . .      Not Applicable
58 . . . . . . . . . . . . . . . .      Not Applicable
59 . . . . . . . . . . . . . . . .      Not Applicable

                              PROSPECTUS SUPPLEMENT
                                 VEL II ACCOUNT
                  (Supplement to prospectus dated May 1, 1995)

Effective October 1, 1995, the name of SMA Life Assurance Company has been changed to ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. The attached prospectus is hereby amended to delete the name "SMA Life Assurance Company" and to substitute ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY.


                                      * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Bradford K. Gallagher has resigned as Director, President and CEO of the Company. Richard M. Reilly, who is a Director and previously was Vice President of the Company, has been elected as President and CEO of the Company.

James R. McAuliffe has resigned as Director and Ruben P. Moreno has resigned as Vice President of the Company.






                         SUPPLEMENT DATED OCTOBER 1, 1995

This prospectus describes individual flexible premium variable life insurance policies ("Policies") offered by SMA Life Assurance Company ("Company") to applicants Age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's surrender value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. A Policyowner contemplating surrender of a Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

The Policies permit you to allocate net premiums among up to seven of sixteen sub-accounts ("Sub-Accounts") of the VEL II Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), T. Rowe Price International Series, Inc ("T. Rowe") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Investment Management Company, Inc. ("Allmerica Investment"). VIPF and VIPF II are managed by Fidelity Management & Research Company ("Fidelity Management"). The International Stock Portfolio of T. Rowe is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series, which is the only investment portfolio of DGPF available under the Policies, is managed by Delaware International Advisers Ltd. ("Delaware International"). The International Stock Portfolio of T. Rowe is not available in all states.

In certain circumstances, a Policy may be considered a "modified endowment contract." Under the Internal Revenue Code, any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

                      ----------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC. FIDELITY'S HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Dated May 1, 1995
                                440 Lincoln Street
                          Worcester, Massachusetts 01653
                                 (508) 855-1000

(Continued from cover page)

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series investment companies. Eleven different investment portfolios of the Trust are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund (the "Funds"). Four different investment portfolios of VIPF are available under the Policies: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio ("Portfolios"). One investment portfolio of T. Rowe ("Portfolio") is available under the
Policies: the International Stock Portfolio. One investment portfolio of VIPF II ("Portfolio") is available under the Policies: the Asset Manager Portfolio. One investment portfolio of DGPF ("Series") is available under the Policies: the International Equity Series. Each Fund, Portfolio and Series has its own investment objectives. The accompanying prospectuses of the Trust, VIPF, VIPF II, T. Rowe and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund.

There is no guaranteed minimum Policy value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy value less any surrender charges and less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

                                TABLE OF CONTENTS

SPECIAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . .15

DESCRIPTION OF THE COMPANY, THE VEL II ACCOUNT, THE TRUST, VIPF,
VIPF II, T. ROWE AND DGPF . . . . . . . . . . . . . . . . . . . . .18
      THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . .18
      THE  VEL II ACCOUNT . . . . . . . . . . . . . . . . . . . . .18
      ALLMERICA INVESTMENT TRUST  . . . . . . . . . . . . . . . . .18
      VARIABLE INSURANCE PRODUCTS FUND. . . . . . . . . . . . . . .19
      VARIABLE INSURANCE PRODUCTS FUND II . . . . . . . . . . . . .19
      T. ROWE PRICE INTERNATIONAL SERIES, INC.. . . . . . . . . . .19
      DELAWARE GROUP PREMIUM FUND, INC. . . . . . . . . . . . . . .19
      INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . .19
      INVESTMENT ADVISORY SERVICES TO THE TRUST . . . . . . . . . .21
      INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II. . . . . . .24
      INVESTMENT ADVISORY SERVICES TO T. ROWE . . . . . . . . . . .24
      INVESTMENT ADVISORY SERVICES TO DGPF. . . . . . . . . . . . .24
      ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS . . . . . .25
      VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . .25
 THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
      APPLICATION FOR A POLICY. . . . . . . . . . . . . . . . . . .26
      FREE LOOK PERIOD. . . . . . . . . . . . . . . . . . . . . . .26
      CONVERSION PRIVILEGES . . . . . . . . . . . . . . . . . . . .27
      PREMIUM PAYMENTS. . . . . . . . . . . . . . . . . . . . . . .27
      INCENTIVE FUNDING DISCOUNT. . . . . . . . . . . . . . . . . .28
      ALLOCATION OF NET PREMIUMS. . . . . . . . . . . . . . . . . .28
      TRANSFER PRIVILEGE. . . . . . . . . . . . . . . . . . . . . .28
      DEATH PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . .29
      SUM INSURED OPTIONS . . . . . . . . . . . . . . . . . . . . .29
      CHANGE IN SUM INSURED OPTION. . . . . . . . . . . . . . . . .31
      CHANGE IN FACE AMOUNT . . . . . . . . . . . . . . . . . . . .32
      POLICY VALUE AND SURRENDER VALUE. . . . . . . . . . . . . . .32
      PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . .34
      OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . . . . . . .34
      SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . .34
      PARTIAL WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . .34

 CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . .34
      TAX EXPENSE CHARGE. . . . . . . . . . . . . . . . . . . . . .35
      MONTHLY DEDUCTION FROM POLICY VALUE . . . . . . . . . . . . .35
      CHARGES AGAINST ASSETS OF THE VEL II ACCOUNT. . . . . . . . .36
      SURRENDER CHARGE. . . . . . . . . . . . . . . . . . . . . . .37
      CHARGES ON PARTIAL WITHDRAWAL . . . . . . . . . . . . . . . .38
      TRANSFER CHARGES. . . . . . . . . . . . . . . . . . . . . . .39
      CHARGE FOR INCREASE IN FACE AMOUNT. . . . . . . . . . . . . .39
      OTHER ADMINISTRATIVE CHARGES. . . . . . . . . . . . . . . . .39

 POLICY LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . .40
      LOAN INTEREST CHARGED . . . . . . . . . . . . . . . . . . . .40
      REPAYMENT OF DEBT . . . . . . . . . . . . . . . . . . . . . .40
      EFFECT OF POLICY LOANS. . . . . . . . . . . . . . . . . . . .40

 POLICY TERMINATION AND REINSTATEMENT . . . . . . . . . . . . . . .41
      TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . .41
      REINSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . .41

 OTHER POLICY PROVISIONS. . . . . . . . . . . . . . . . . . . . . .42
      POLICYOWNER . . . . . . . . . . . . . . . . . . . . . . . . .42
      BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . .42
      INCONTESTABILITY. . . . . . . . . . . . . . . . . . . . . . .42
      SUICIDE . . . . . . . . . . . . . . . . . . . . . . . . . . .42
      AGE AND SEX . . . . . . . . . . . . . . . . . . . . . . . . .42
      ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . .42
      POSTPONEMENT OF PAYMENTS. . . . . . . . . . . . . . . . . . .42


 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY. . . . . . . . . .44

 DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . .46

 REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47

 LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . .47

 FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .47

 INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . .47

 FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . .48
      THE COMPANY AND THE VEL II ACCOUNT. . . . . . . . . . . . . .48
      TAXATION OF THE POLICIES. . . . . . . . . . . . . . . . . . .48
      MODIFIED ENDOWMENT CONTRACTS. . . . . . . . . . . . . . . . .49

 MORE INFORMATION ABOUT THE GENERAL ACCOUNT . . . . . . . . . . . .49
      GENERAL DESCRIPTION . . . . . . . . . . . . . . . . . . . . .49
      GENERAL ACCOUNT VALUE . . . . . . . . . . . . . . . . . . . .49
      THE POLICY. . . . . . . . . . . . . . . . . . . . . . . . . .50
      TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS .50
 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . .50

 APPENDIX A - OPTIONAL BENEFITS . . . . . . . . . . . . . . . . . .86

 APPENDIX B - PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . .86

 APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
 ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . . . . . .88

 APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES. . . . . . .94

                                  SPECIAL TERMS

ACCUMULATION UNIT:  A measure of your interest in a Sub-Account.

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the Insured.

COMPANY:  SMA Life Assurance Company.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT:  All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under Federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK:  The Sum Insured less the Policy Value.

LOAN VALUE:  The maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: A monthly premium amount calculated by the Company and specified in your Policy. If you pay this amount, the Company guarantees that your Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. However, making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if (a) Debt exceeds Policy Value less surrender charges or (b) partial withdrawals and partial withdrawal charges have reduced premium payments below an amount equal to the Minimum Monthly Factor multiplied by the number of months since the Date of Issue or the effective date of an increase.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM:  An amount equal to the premium less a tax expense charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the VEL II Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the International Stock Portfolio of
T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc.

SUM INSURED: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS: The Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of the Delaware Group Premium Fund, Inc. available under the Policies.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:  The interval between two consecutive Valuation Dates.

VEL II ACCOUNT: A separate account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                     SUMMARY

THE POLICY - The flexible premium variable life policy (the "Policy") offered by this prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Policy remains in force, it will provide for: (a) life insurance coverage on the named Insured; (b) Policy Value; (c) surrender rights and partial withdrawal rights; (d) loan privileges; and (e) in some cases, additional insurance benefits available by rider for an additional charge.

The Policies are life insurance contracts, with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL II Account. They are "flexible premium" policies, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in Face Amount, the Policy will not lapse if the total premiums paid less debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. However, even during these periods making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if Debt equals or exceeds Policy Value less surrender charges.

SURRENDER CHARGES - At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is only imposed if, during its duration, you request a full surrender or a decrease in Face Amount.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for the first 40 Policy months and reduces by 0.5% or more per month (depending on issue
Age) thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age
80). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 40 Policy months following the increase and reduces by 0.5% or more per month (depending on Age at increase) thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." The actual surrender charge with respect to the increase may be less than the maximum. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

TAX EXPENSE CHARGE - A current charge of 3.5% of premiums will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The DAC tax deduction is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules. See "CHARGES AND DEDUCTIONS - Tax Expense Charge."

MONTHLY DEDUCTIONS FROM POLICY VALUE - On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The monthly cost of insurance charge is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See "APPENDIX A - Optional Benefits."

The monthly administrative charge is described in "CHARGES AND DEDUCTIONS
- Monthly Deduction From Policy Value."

POLICY ADMINISTRATIVE CHARGES - Each of the charges listed below is designed to reimburse the Company for actual Policy administrative costs incurred. None of these charges is designed to result in a profit to the Company.

DEFERRED ADMINISTRATIVE CHARGE - A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

MONTHLY ADMINISTRATIVE CHARGES - A component of the Monthly Deduction from Policy Value is a charge for administrative expenses. Prior to the Final Premium Payment Date, the charge is $5 per month. The charges are designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS - A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT - For each increase in Face Amount, a charge of $50 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See "THE POLICY - Change In Face Amount" and "CHARGES AND DEDUCTIONS - Charge For Increase In Face Amount."

TRANSFER CHARGE - The first six transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE POLICY - Transfer Privilege" and "CHARGES AND DEDUCTIONS - Transfer Charges."

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS - Other Administrative Charges."

CHARGES AGAINST THE VEL II ACCOUNT - A daily charge equivalent to an effective annual rate of 1.15% of the average daily net asset value of each Sub-Account of the VEL II Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the VEL II Account. The rate is 0.90% for the mortality and expense risk and 0.25% for the VEL II Account administrative charge, which administrative charge is eliminated after the tenth Policy year. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The VEL II Account."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES - In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The VEL II Account." The levels of fees and expenses vary among the Underlying Investment Companies.

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL II Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL II Account. The Company does not guarantee a minimum Policy Value. See "SUMMARY - Minimum Monthly Factor."

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS - The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the policy month in which the Insured dies. Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE POLICY - Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B - Payment Options."

FLEXIBILITY TO ADJUST SUM INSURED - Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See "THE POLICY - Change In Face Amount."

The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE POLICY - Free Look Period - Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS - You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider and Living Benefits Rider. See "APPENDIX A - Optional Benefits."

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

POLICY ISSUANCE - If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount applied for but not to exceed $500,000. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance agreement are met. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium during the lifetime of the Insured.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if less than $10,000 of initial Net Premiums have been received by the Company, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. If initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. See "THE POLICY - Application For A Policy."

MINIMUM MONTHLY FACTOR - The Policy is guaranteed not to lapse prior to the 49th Monthly Deduction after Date of Issue or the effective date of an increase in the Face Amount, if you make premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Policy Changes which cause a change in the Minimum Monthly Factor are changes in Face Amount and the addition or deletion of a rider. However, at all other times, payments of such premiums do not guarantee that the Policy will remain in force. See "THE POLICY - Premium Payments." Moreover, even during the 48 month periods, if Debt exceeds Policy Value less surrender charges, then making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing.

ALLOCATION OF NET PREMIUMS - Net premiums are the premiums paid less the 3 1/2% tax expense charge. Net premiums may be allocated to one or more Sub-Accounts of the VEL II Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE POLICY - Allocation Of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS - The Policies permit Net Premiums to be allocated either to the Company's

General Account or to the VEL II Account. The VEL II Account is currently comprised of eighteen Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the Variable Insurance Products Fund ("VIPF") or Variable Insurance Products Fund II ("VIPF II") managed by Fidelity Management, T. Rowe Price International Series, Inc. ("T. Rowe") managed by Rowe Price-Fleming International, Inc. with respect to the International Stock Portfolio or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE POLICY -Transfer Privilege."

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series management investment companies. Eleven different Underlying Funds of the Trust (each a "Fund") are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. Four different Underlying Funds of VIPF (each a "Portfolio") are available under the Policies: the High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio. One Underlying Fund of VIPF II ("Portfolio") is available under the Policies: the Asset Manager Portfolio. One Underlying Fund of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One Underlying Fund of DGPF ("Series") is available under the
Policies:  the International Equity Series.

Each of the Underlying Funds has its own investment objectives. However, certain Portfolios have investment objectives similar to certain Funds or Series. Certain of the Underlying Funds may not be available in all states.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE VEL II ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC."

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after you receive the Policy, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

Upon returning the Policy you will receive a refund equal to the sum of (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL II Account, and (2) the value of the amounts allocated to the VEL II Account, and (3) any fees or charges imposed on the amounts allocated to the VEL II Account. The amount refunded in (1) above includes any premiums allocated to the General Account. However, where required by state law, the Company will refund the entire amount of premiums paid. A free look privilege also applies after a requested increase in Face Amount. See "THE POLICY - Free Look Period."

CONVERSION PRIVILEGES - During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert this Policy to a flexible premium fixed adjustable life insurance Policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classifications as the original Policy. See "THE POLICY - Conversion Privileges."

PARTIAL WITHDRAWAL - After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE POLICY - Partial Withdrawal" and "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

LOAN PRIVILEGE - You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy Year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."

POLICY LAPSE AND REINSTATEMENT - The failure to make premium payments will not cause a Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or
(b) Debt exceeds Policy Value less surrender charges. A 62-day grace period applies to each situation. Except for the situation described in (b) above, the Policy will not lapse prior to the 49th Monthly Deduction following the Date of Issue or the effective date of an increase in Face Amount, if you make premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within 3 years after the expiration of the grace period and prior to the Final Premium Payment Date. The Company Reserves the right to increase the Minimum Monthly Factor upon reinstatement. See "POLICY TERMINATION AND REINSTATEMENT."

TAX TREATMENT - A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS - Taxation Of The Policies."

A Policy offered by this prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

                      ----------------------------------

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy together with its attached application constitutes the entire agreement between the Company and you.

                             PERFORMANCE INFORMATION

The Policies were first offered to the public in 1993. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in
existence.   The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that
is surrendered at the end of the applicable period.   FOR MORE INFORMATION ON
CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1994. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                      TABLE I: SUB-ACCOUNT PERFORMANCE
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY
The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/94
                                                  ----------------------------------------------
  Sub-      Underlying                One-Year      3 Years  5 Years     Since      Years Since
Account       Fund                  Total Return                       Inception    Inception*
--------  -----------              --------------  -------  --------  -----------  -----------
   1     Growth                      -100.00%     -38.94%    -7.48%      7.35%       9.67
   2     Investment Grade            -100.00%     -37.93%    -9.95%      1.78%       9.67
   3     Money Market                -100.00%     -40.59%   -13.92%     -1.37%       9.67
   4     Equity Index                -100.00%     -36.89%     N/A       -9.40%       4.26
   5     Government Bond             -100.00%     -39.33%     N/A      -30.90%       3.35
   6     Select Aggressive Growth    -100.00%       N/A       N/A      -33.69%       2.36
   7     Select Growth               -100.00%       N/A       N/A      -49.01%       2.36
   8     Select Growth and Income    -100.00%       N/A       N/A      -48.69%       2.36
   9     Small Cap Value             -100.00%       N/A       N/A      -67.72%       1.67
  11     Select Int'l Equity            N/A         N/A       N/A      -99.33%       0.67
  12     Select Cap. Appreciation       N/A         N/A       N/A        N/A         N/A
 102     VIPF High Income            -100.00%     -25.56%    -2.26%      3.91%       9.28
 103     VIPF Equity Income          -100.00%     -24.80%    -6.69%      2.78%       8.23
 104     VIPF Growth                 -100.00%     -31.69%    -6.21%      4.61%       8.23
 105     VIPF Overseas               -100.00%     -34.15%   -12.86%     -2.22%       7.92
 106     VIPF II Asset Manager       -100.00%     -33.08%    -6.43%     -5.70%       5.32
 150     T. Rowe Int'l Stock            N/A         N/A       N/A      -99.15%       0.58
 207     DGPF Int'l Equity           -100.00%       N/A       N/A      -32.45%       2.17

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                      TABLE II: SUB-ACCOUNT PERFORMANCE
            EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES
The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/94
                                                   ------------------------------------------------
  Sub-     Underlying                One-Year      3 Years   5 Years      Since     Years Since
Account       Fund                 Total Return                         Inception    Inception*
--------  ------------            --------------  --------- ---------  ----------- -------------
   1       Growth                      -1.01%       3.37%      8.61%     12.38%        9.67
   2       Investment Grade            -4.09%       4.00%      6.73%      7.45%        9.67
   3       Money Market                 2.72%       2.36%      3.78%      4.74%        9.67
   4       Equity Index                -0.12%       4.65%       N/A      11.49%        4.26
   5       Government Bond             -2.03%       3.13%       N/A       4.93%        3.35
   6       Select Aggressive Growth    -3.45%        N/A        N/A      14.01%        2.36
   7       Select Growth               -2.64%        N/A        N/A       3.13%        2.36
   8       Select Growth and Income    -0.44%        N/A        N/A       3.34%        2.36
   9       Small Cap Value             -7.60%        N/A        N/A       4.99%        1.67
  11       Select Int'l Equity           N/A         N/A        N/A      -4.61%        0.67
  12       Select Cap. Appreciation      N/A         N/A        N/A        N/A         N/A
 102       VIPF High Income            -2.70%      12.12%      12.70%     9.61%        9.28
 103       VIPF Equity Income           5.82%      12.64%       9.22%     9.65%        8.23
 104       VIPF Growth                 -1.18%       8.00%       9.59%    11.24%        8.23
 105       VIPF Overseas                0.54%       6.40%       4.56%     5.76%        7.92
 106       VIPF II Asset Manager       -7.18%       7.09%       9.42%     8.92%        5.32
 150       T. Rowe Int'l Stock           N/A         N/A        N/A       1.11%        0.58
 207       DGPF Int'l Equity            1.45%        N/A        N/A      17.41%        2.17

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                      - - - -

*The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small Cap Value; 5/01/94 for Select International Equity; 10/09/86 for VIPF Equity-Income and VIPF Growth; 9/19/85 for VIPF High Income; 1/28/87 for VIPF Overseas; 9/06/89 for VIPF II Asset Manager; 10/29/92 for DGPF International Equity; and 6/01/94 for the T. Rowe International Stock. The Select Capital Appreciation Fund of the Trust was not in existence in 1994.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

  DESCRIPTION OF THE COMPANY, THE VEL II ACCOUNT, ALLMERICA INVESTMENT TRUST,
    VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II,
             T. ROWE PRICE INTERNATIONAL SERIES, INC. AND
                 DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY - The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1994, the Company had over $4 billion in assets and over $25 billion of life insurance in force. The Company is an indirect wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), 440 Lincoln Street, Worcester, Massachusetts. State Mutual, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1994, State Mutual and its subsidiaries (including the Company) had over $10 billion in combined assets and over $42 billion of life insurance in force.

THE VEL II ACCOUNT - The VEL II Account was authorized by vote of the Board of Directors of the Company on January 21, 1993. The VEL II Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL II Account or the Company by the Commission.

The assets used to fund the variable portion of the Policies are set aside in the VEL II Account and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL II Account may not be charged with any liabilities arising out of any other business of the Company. The VEL II Account currently has eighteen Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. or the Delaware Group Premium Fund, Inc. ("Underlying Investment Companies"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the VEL II Account. Each Sub-Account has two sub-divisions. One sub-division applies to Policies during their first ten Policy years, which are subject to a VEL II Account administrative charge. See "CHARGES AND DEDUCTIONS - Charges Against Assets of the VEL II Account." Thereafter, such Policies are automatically allocated to the second sub-division to account for the elimination of the VEL II Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and VEL II Account.

ALLMERICA INVESTMENT TRUST - Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by State Mutual as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by State Mutual, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Policies, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND - Variable Insurance Products Fund ("VIPF"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Four of its investment portfolios are available under the Policies: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIPF. Fidelity Management, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of VIPF as part of their operating expenses pay an investment management fee to Fidelity Management. See "INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II."

VARIABLE INSURANCE PRODUCTS FUND II - Variable Insurance Products Fund II ("VIPF II"), managed by Fidelity Management (see discussion under "VARIABLE INSURANCE PRODUCTS FUND"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. - T. Rowe Price International Series, Inc. ("T. Rowe"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.- Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the International Equity Series.

The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Funds is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds and other relevant information regarding the Underlying Investment Companies may be found in their respective prospectuses, which accompany this prospectus and should be read carefully before investing. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

GROWTH FUND (SUB-ACCOUNT 1) - The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

INVESTMENT GRADE INCOME FUND (SUB-ACCOUNT 2) - The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

MONEY MARKET FUND (SUB-ACCOUNT 3) - The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

EQUITY INDEX FUND (SUB-ACCOUNT 4) - The Equity Index Fund of the Trust seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

GOVERNMENT BOND FUND (SUB-ACCOUNT 5) - The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in related options, futures and repurchase agreements.

SELECT AGGRESSIVE GROWTH FUND (SUB-ACCOUNT 6) - The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT GROWTH FUND (SUB-ACCOUNT 7) - The Select Growth Fund of the Trust seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT GROWTH AND INCOME FUND (SUB-ACCOUNT 8) - The select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

SMALL CAP VALUE FUND (SUB-ACCOUNT 9) - The Small Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of smaller, faster-growing companies considered to be attractively valued in the smaller company sector of the market.

SELECT INTERNATIONAL EQUITY FUND (SUB-ACCOUNT 11) - The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SELECT CAPITAL APPRECIATION FUND (SUB-ACCOUNT 12) - The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

HIGH INCOME PORTFOLIO (SUB-ACCOUNT 102) - The High Income Portfolio of VIPF seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

EQUITY-INCOME PORTFOLIO (SUB-ACCOUNT 103) - The Equity-Income Portfolio of VIPF seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

GROWTH PORTFOLIO (SUB-ACCOUNT 104) - The Growth Portfolio of VIPF seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

OVERSEAS PORTFOLIO (SUB-ACCOUNT 105) - The Overseas Portfolio of VIPF seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

ASSET MANAGER PORTFOLIO (SUB-ACCOUNT 106) - The Asset Manager Portfolio of VIPF II seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

INTERNATIONAL STOCK PORTFOLIO (SUB-ACCOUNT 150) - The International Stock Portfolio of T. Rowe seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

International Equity Series (Sub-Account 207) - The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

CERTAIN PORTFOLIOS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN FUNDS OR SERIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

INVESTMENT ADVISORY SERVICES TO THE TRUST - The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of State Mutual, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

The Sub-Advisers of each of the Funds are as follows:

Growth Fund                        Miller, Anderson & Sherrerd
Investment Grade Income            Allmerica Asset Management, Inc.
Money Market Fund                  Allmerica Asset Management, Inc.
Equity Index Fund                  Allmerica Asset Management, Inc.
Government Bond Fund               Allmerica Asset Management, Inc.
Select International Equity Fund   Bank of Ireland Asset Management Limited
Select Aggressive Growth Fund      Nicholas-Applegate Capital Management
Select Capital Appreciation Fund   Janus Capital Corporation
Select Growth Fund                 United Asset Management Corporation
Select Growth and Income Fund      John A. Levin & Co., Inc.
Small Cap Value Fund               David L. Babson & Co. Inc.

Allmerica Asset Management, Inc. is an indirect wholly owned subsidiary of State Mutual.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

       Fund                   Net Asset Value      Rate
      ------                 -----------------    ------
Growth                       First $50 million     0.60%
                             $50 - 250 million     0.50%
                             Over $250 million     0.35%

Investment Grade Income      First $50 million     0.50%
                             $50 - 250 million     0.35%
                             Over $250 million     0.25%

Money Market                 First $50 million     0.35%
                             $50 - 250 million     0.25%
                             Over $250 million     0.20%

Equity Index                 First $50 million     0.35%
                             $50 - 250 million     0.30%
                             Over $250 million     0.25%

Government Bond                    *               0.50%

Select International Equity        *               1.00%

Select Aggressive Growth           *               1.00%

Select Capital Appreciation        *               1.00%

Select Growth                      *               0.85%

Select Growth and Income           *               0.75%

Small Cap Value                    *               0.85%


*For the Government Bond Fund, Select International Equity Fund,
Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

     Sub-Adviser                  Fund                 Net Asset Value       Rate
    -------------                ------               -----------------    -------
Miller, Anderson           Growth                             *              *
& Sherrerd

Allmerica Asset            Investment Grade Income            **           0.20%
Management, Inc.

Allmerica Asset            Money Market                       **           0.10%
Management, Inc.

Allmerica Asset            Equity Index                       **           0.10%
Management, Inc.

Allmerica Asset            Government Bond                    **           0.20%
Management, Inc.

Bank of Ireland Asset      Select Int'l. Equity        First $50 million   0.45%
Management Limited                                     Next $50 million    0.40%
                                                       Over $100 million   0.30%

Nicholas-Applegate         Select Aggressive Growth           **           0.60%
Capital Management

Janus Capital Corporation  Select Capital Appreciation First $100 million  0.60%
                                                       Over $100 million   0.55%

United Asset Management    Select Growth               First $50 million   0.50%
Corporation                                            $50 - 100 million   0.45%
                                                       $150 - 250 million  0.35%
                                                       $250 - 350 million  0.30%
                                                       Over $350 million   0.25%

John A. Levin & Co., Inc.  Select Growth and Income    First $100 million  0.40%
                                                       Next $200 million   0.25%
                                                       Over $300 million   0.30%
                           Small Cap Value
David L. Babson & Co.                                        **            0.50%

*Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd based on the aggregate assets of the Growth Fund and certain other accounts of State Mutual and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd, under the following schedule:

                Aggregate Average Net Assets              Rate
               ------------------------------            ------
                 First $50 million                       0.500%
                 $50 - 100 million                       0.375%
                 $100 - 500 million                      0.250%
                 $500 - 850 million                      0.200%
                 Over $850 million                       0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select Aggressive Growth Fund and Small Cap Value Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II - For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The Prospectuses of VIPF and VIPF II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

VIPF and VIPF II PORTFOLIOS

The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Equity-Income, Growth, Asset Manager and Overseas Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Asset Manager Portfolio may have a fee of as high as 0.92% of its average net assets. The Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.

INVESTMENT ADVISORY SERVICES TO T. ROWE - The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between
T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $9 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF - Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL II Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL II Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL II Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIPF and VIPF II, the Portfolio of T. Rowe and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance Policyowners or variable annuity Policyowners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL II Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

VOTING RIGHTS - To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL II Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLICATION FOR A POLICY - Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

If at the time of application a prospective Policyowner makes a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, pending underwriting approval, the Company will provide fixed conditional insurance pursuant to a Conditional Insurance Agreement in the amount of insurance applied for, up to a maximum of $500,000. This coverage will generally continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued to the Trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions, upon return of a Delivery Receipt to the Principal Office. For all other Policyowners, if the initial net premiums are less than $10,000, the amounts held in the Company's General Account will be allocated to the Sub-Accounts (according to your instructions) not later than three days after underwriting approval of the Policy. If the initial net premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will remain in the General Account until return of a Delivery Receipt to the Principal Office. The entire amount held in the General Account for allocation to the VEL II Account will then be allocated to the Sub-Accounts according to your instructions. Amounts remaining in the General Account will continue to be credited interest from date of receipt of the premium at the Principal Office.

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after you receive the Policy, or (c) 10 days after the Company mails or personally delivers a notice of withdrawal rights to you. When you return the Policy, the Company will mail within seven days a refund equal to the sum of (1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL II Account, and (2) the value of the amounts allocated to the VEL II Account, and (3) any fees or charges imposed on the amounts allocated to the VEL II Account. The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

After an increase in Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the application for the increase is signed, (b) 10 days after you receive the new specification pages issued for the increase, or (c) 10 days after the Company mails or delivers a notice of withdrawal rights to you. Upon cancelling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES - Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Policy is in force, you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL II Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL II Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new Policy will have the same Face Amount, issue ages, dates of issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS - Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL II Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." If, in the first 48 policy months following issue or an increase in the Face Amount, you make premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. EXCEPT FOR THE 48 POLICY MONTHS AFTER THE DATE OF ISSUE OR THE EFFECTIVE DATE OF AN INCREASE IN FACE AMOUNT, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTORS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by Federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a policy year. See "POLICY TERMINATION
AND REINSTATEMENT."

INCENTIVE FUNDING DISCOUNT - The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

Qualification for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. However, if the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the Policy, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

ALLOCATION OF NET PREMIUMS - The Net Premium equals the premium paid less the 3 1/2% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL II Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policyowner identify themselves by name and identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape
recorded.   An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE - Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in "THE POLICY - Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

 (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

 (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

You may have automatic transfers of at least $100 a month made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to automatically reallocate Policy Value among the Sub-Accounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Payment Date, the automatic transfer will be processed on the next business day.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first six transfers in a Policy year will be free of any charge. Thereafter a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the six free transfers allowed in each policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the six free transfers.

DEATH PROCEEDS - As long as the Policy remains in force (see "POLICY TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS - Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See "APPENDIX B - PAYMENT OPTIONS."

Prior to the Final Premium Payment Date, the Death Proceeds are: (a) The Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

SUM INSURED OPTIONS - The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the option once per Policy year by written request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured.

Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED - The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the table below. The Guideline Minimum Sum Insured is determined in accordance with Internal Revenue Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                         GUIDELINE MINIMUM SUM INSURED TABLE

         Age of Insured
            on Date                              Percentage of
           of Death                               Policy Value

        40 and under . . . . . . . . . . . . .       250%
        45. . . . . . . . . . . . . . . . . . . .    215%
        50. . . . . . . . . . . . . . . . . . . .    185%
        55. . . . . . . . . . . . . . . . . . . .    150%
        60. . . . . . . . . . . . . . . . . . . .    130%
        65. . . . . . . . . . . . . . . . . . . .    120%
        70. . . . . . . . . . . . . . . . . . . .    115%
        75. . . . . . . . . . . . . . . . . . . .    105%
        80. . . . . . . . . . . . . . . . . . . .    105%
        85. . . . . . . . . . . . . . . . . . . .    105%
        90. . . . . . . . . . . . . . . . . . . .    105%
        95 and above. . . . . . . . . . . . . . .    100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATION OF OPTION 1 - For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. However, because the Sum Insured must be equal to or greater than 250% of Policy Value, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 - For purposes of this illustration, assume that the Insured is under the Age of

40 and that there is no outstanding Debt.

Under Option 2, a Policy with a Face Amount of $50,000 will generally produce a Sum Insured of $50,000 plus Policy Value. For example, a Policy with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000); Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000). However, the Sum Insured must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, if Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least 1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGE IN SUM INSURED OPTION - Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a written request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL II Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Policyowner. See "THE POLICY - Premium Payments."

CHANGE IN FACE AMOUNT - Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES - Along with the written request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors. On the effective date of each increase in Face Amount, a transaction charge of $50 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS
- Monthly Deduction From Policy Value - Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Policy and
(2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See "THE POLICY - Free Look Period, - Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES - The minimum amount for a decrease in Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."
 For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro Rata Allocation. The current surrender charge will be reduced by the amount deducted. See "CHARGES AND DEDUCTIONS - Surrender Charge."

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See "THE POLICY
- Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

Calculation of Policy Value - The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the VEL II Account; see "THE POLICY - Application For A Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     (1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     (2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

The Accumulation Unit - Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Company's Principal Office.
The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Net Investment Factor - The net investment factor measures the investment performance of a Sub-Account of the VEL II Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting
(c) and (d) from the result, where:

  (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

  (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

  (c) is a charge for each day in the Valuation Period equal on an annual basis to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 1.275%; and

  (d) is the VEL II Account administrative charge for each day in the Valuation Period equal on an annual basis to 0.25% of the daily net asset value of that Sub-Account. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

PAYMENT OPTIONS - During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in Appendix B, "PAYMENT OPTIONS." These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS - Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A - OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

SURRENDER - You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value less any Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than 15 full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in "APPENDIX B - PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWAL - Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions the Company will make a Pro Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE - Currently, a deduction of 3 1/2% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment less the tax expense charge equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2 1/2% of premiums and a DAC tax deduction of 1% of premiums. While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2 1/2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, the Company does not expect to make a profit from this charge. The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policies. The Company reserves the right to increase or decrease the tax expense charge to reflect changes in the Company's expenses for premium taxes and DAC taxes. The DAC tax deduction is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules.

MONTHLY DEDUCTION FROM POLICY VALUE - Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $50 administrative charge for the increase. See "THE POLICY - Change In Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions, or, if no allocation is specified, the Company will make a Pro Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE - This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum

Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE POLICY - Change In Face Amount: Decreases."

COST OF INSURANCE RATES - Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Contract, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES - Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL II ACCOUNT - The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company and a charge for administrative expenses of the VEL II Account.

MORTALITY AND EXPENSE RISK CHARGE - The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 1.275% on an annual basis.

Any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. To increase the charge above the range of industry practice, the Company must file a request with the Securities and Exchange Commission ("SEC") for an exemption from certain SEC rules, in which it would be necessary to demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy. Even with such a demonstration, there is no assurance that the SEC would issue an exemption order.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

VEL II ACCOUNT ADMINISTRATIVE CHARGE - During the first ten Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the VEL II Account and the Sub-Accounts and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the VEL II Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No VEL II Account administrative charge is imposed after the tenth Policy year.

OTHER CHARGES AGAINST THE ASSETS OF THE VEL II ACCOUNT - Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and statements of additional information of the Trust, VIPF, VIPF II, T. Rowe and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE - The Policy provides for a contingent surrender charge. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to
0.948980 (for Age 80). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in "APPENDIX D
- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge continues in a level amount for 40 Policy months and reduces by 0.5% or more per month (depending on issue Age) thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.
See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to
0.948980 (for Age 80). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months and reduces by 0.5% or more per month (depending on Age) thereafter, as provided in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." During the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL - After the first policy year, partial withdrawals of Surrender

Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

  -  first, the surrender charge for the most recent increase in Face Amount;

  - second, the surrender charge for the next most recent increase successively;

  -  last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES - The first six transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See "THE POLICY - Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to reallocate Policy Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the six free transfers allowed in each policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the six free transfers in a Policy year. See "THE POLICY - Conversion Privileges" and "POLICY LOANS."

CHARGE FOR INCREASE IN FACE AMOUNT - For each increase in Face Amount you request, a transaction charge of $50 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of this Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS
- Postponement Of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

LOAN INTEREST CHARGED - Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF DEBT - Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL II Account cannot exceed Policy Value previously transferred from the VEL II Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS - Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                       POLICY TERMINATION AND REINSTATEMENT

TERMINATION - The failure to make premium payments will not cause the Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (b) Debt exceeds the Policy Value less surrender charges. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the policy month in which the Insured dies and any other overdue charge will be deducted from the Death Proceeds.

Except for the situation described in (b) above, if, during the first 48 months after the Date of Issue or the effective date of an increase in Face Amount, you make premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. A Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT - If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within 3 years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE - If reinstatement is requested when less than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B:

Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under B, the minimum amount payable is the sum of

  - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; plus

  - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE - The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT - The Policy Value on the date of reinstatement is:

  - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Company's Principal Office;

  - plus an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement;

  -  minus the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

POLICYOWNER - The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY -The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY - The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE - The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX - If the Insured's Age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT - The owner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS - Payments of any amount due from the VEL II Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL II Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

                   DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position                         Principal Occupation(s) During Past Five Years
-------------------------------------     ------------------------------------------------
Barry Z. Aframe                           Vice President and Counsel, State Mutual
 Vice President and Counsel

Abigail M. Armstrong                      Counsel, State Mutual
 Secretary and Counsel

Richard J. Baker                          Vice President and Secretary, State Mutual
 Director and Vice President

Whitworth F. Bird, Jr., M.D.              Vice President and Medical Director, State Mutual,
 Vice President and Medical Director       since 1990; Vice President and Medical Director,
                                           Phoenix Mutual Life Insurance Company, 1988 to 1990

Alan R. Boyer                             Vice President, State Mutual, since 1991; Second
 Vice President                            Vice President 1989 to 1991

Mark R. Colborn                           Vice President and Controller, State Mutual
 Vice President and Controller

Lisa M. Coleman                           Vice President, State Mutual, since 1994;
 Vice President                            Deputy Manager, Brown Brothers Harriman and Company,
                                           1989 to 1994

Dix F. Davis                              Vice President, State Mutual
 Vice President

Bruce A. Emond                            Vice President, State Mutual, since 1994; Second
 Vice President                            Vice President, State Mutual 1984 to 1993

Edward W. Ford                            Vice President, State Mutual, since 1993; Senior
 Vice President                            Vice President, Plymouth Rock Assurance Corporation,
                                           1990 to 1993

Bruce H. Freedman                         Vice President, State Mutual, since 1992; Principal,
 Vice President                            Aldrich, Eastman and Waltch, L.P., 1985 to 1991

Name and Position                         Principal Occupation(s) During Past Five Years
-------------------------------------     ------------------------------------------------
Bradford K. Gallagher                     Director and President SMA Life, since 1990;
Director, President and CEO               Vice President, State Mutual, since 1990;
                                          Managing Director, FMR Corp., 1986 to 1990; Director,
                                          Fidelity Investments Brokerage Services, Ltd., 1986 to
                                          1990; Director, Fidelity Brokerage Services, Inc., 1986 to
                                          1990; President, Plymouth Investments, 1986
                                          to 1990; Exec. Committee Member, Fidelity
                                          Investments Southwest Co., 1986 to 1990;
                                          President, Fidelity Investments Institutional
                                          Services Co., 1985 to 1990

Brian L. Hirst                            Vice President and Actuary, State Mutual
Vice President and Actuary

Kruno Huitzingh                           Vice President & Chief Information Officer, State
Vice President and                        Mutual, since 1993; Executive Vice President, Chicago
Chief Information Officer                 Board Options Exchange, 1985 to 1993

John P. Kavanaugh                         Vice President, State Mutual
Vice President

John F. Kelly                             Senior Vice President, General Counsel and
Director                                  Assistant Secretary, State Mutual

Richard H. Kremer                         Vice President, State Mutual, since 1994; Senior
Vice President                            Vice President, Union Central Life Insurance Company 1991
                                          to 1994; Senior Vice President, Cigna Individual Financial
                                          Service Company 1988 to 1994

Jeffrey P. Lagarce                        Vice President, State Mutual, since 1994; National
Vice President                            Sales Director, Metropolitan Life Insurance Company 1976
                                          to 1994

Joseph W. MacDougall, Jr.                 Vice President, Associate General Counsel and
Vice President, Associate General         Assistant Secretary, State Mutual
Counsel and Assistant Secretary

William H. Mawdsley                       Vice President and Actuary, State Mutual
Vice President and Actuary

James R. McAuliffe                        President and CEO, Citizens Insurance Company of America
Director                                  since 1995; Vice President and Chief Investment Officer,
                                          State Mutual 1986 to 1994

Roderick A. McGarry, II                   Vice President, State Mutual
Vice President

Name and Position                         Principal Occupation(s) During Past Five Years
------------------------------------     ------------------------------------------------
Ruben P. Moreno                           Vice President, State Mutual
Vice President

John W. Nunley                            Vice President, State Mutual
Vice President

John F. O'Brien                           Director, President and Chief Executive Officer
Director and Chairman of the Board        of State Mutual, since 1989; Director and Chairman of the
                                          Board, SMA Life since 1989

Edward J. Parry, III                      Vice President and Treasurer, State Mutual
Vice President and Treasurer              since 1993; Asst. Vice President to 1992 to 1993; Manager,
                                          Price Waterhouse, 1987 to 1992

Richard M. Reilly                         Vice President, State Mutual, since 1990;
Director and Vice President               Director and President, Allmerica Investments, Inc., since
                                          1990; Director and President Allmerica Investment
                                          Management Company, Inc., since 1990; Director, President
                                          and CEO, Allmerica Investment Services, Inc.,
                                          since 1992; Director and Executive Vice President, 1990 to
                                          1992; Senior Vice President, Oppenheimer Capital, 1987 to 1990

Henry P. St. Cyr                          Vice President and Asst. Treasurer, State
Vice President and Asst. Treasurer        Mutual, since 1993; Vice President and Treasurer,
                                          1988 to 1993

Eric Simonsen                             Vice President and Chief Financial Officer,
Director, Vice President and Chief        State Mutual, since 1990; Partner, The Lincoln Group,
Financial Officer                         1987 to 1990

Ann K. Tripp                              Vice President, State Mutual, since 1994;
Vice President                            Assistance Vice President, 1991 to 1994; Senior
                                          Investment Officer and Asst. Treasurer, 1989 to 1991

Jerome F. Weihs                           Vice President, State Mutual, since 1991;
Vice President                            Second Vice President, 1988 to 1991

Diane E. Wood                             Vice President, State Mutual, since 1991; Second
Vice President                            Vice President, 1989 to 1991

                                 DISTRIBUTION

Allmerica Investments, Inc. an indirect subsidiary of State Mutual, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL II Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of certain independent broker-dealers which are members of the NASD.

The Company pays to registered representatives who sell the Policy commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 4 percent of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10 percent of first year or 14 percent of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policy Owners or to the VEL II Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the VEL II Account. You will be promptly sent statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy Anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the VEL II Account and the Underlying Investment Companies as required by the Investment Company Act of 1940.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL II Account is a party, or to which the assets of the VEL II Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the VEL II Account.

                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of the Securities and Exchange Commission's prescribed fees.

                              INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 and of the VEL II Account as of December 31, 1994 and for the periods in 1994 and 1993 indicated, included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                            FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL II ACCOUNT - The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code") and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL II Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL II Account.

The Company will review periodically the question of a charge to the VEL II Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL II Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL II Account.

TAXATION OF THE POLICIES - The Company believes that the Policies described in this prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL II Account.

The Company believes that loans received under a Policy will be treated as indebtedness of the Policyowner for federal tax purposes, and under current law will not constitute income to the Policyowner so long as the Policy remains in force. But see "MODIFIED ENDOWMENT CONTRACTS." Deducting interest on policy loans is, however, subject to the restrictions of Section 264 of the Code. Consumer interest paid on Policy loans under a Policy owned by an individual is not tax deductible.

In addition, no tax deduction is allowed for any interest on any loan under one or more life insurance policies (purchased after June 20, 1986) owned by a taxpayer covering the life of any individual who is an officer or employee of or is financially interested in, any business carried on by that taxpayer, to the extent the aggregate amount of such loans exceeds $50,000.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first fifteen years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner, or Beneficiary.

MODIFIED ENDOWMENT CONTRACTS - The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums.

If a Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income first" basis. Most distributions received by a Policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Policy) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                  MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION - The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE - The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the

General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY - This prospectus describes a flexible premium variable life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL II Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS - If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first six transfers in a policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days (10 days in New York) or more, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                           FINANCIAL STATEMENTS

Financial Statements for the Company and the VEL II Account are included in this prospectus beginning immediately after this section. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL II Account.

SMA LIFE ASSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

SMA LIFE ASSURANCE COMPANY


December 31, 1994




Financial Statements
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . 1
Statement of Financial Position. . . . . . . . . . . . . . . . . . . . . . . . 2
Statement of Operations and Changes in Stockholder's Equity. . . . . . . . . . 3
Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . 5

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995

To the Board of Directors and Stockholder of SMA Life Assurance Company

In our opinion, the accompanying statement of financial position and the related statements of operations and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of SMA Life Assurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)


STATEMENT OF FINANCIAL POSITION
as of December 31
(in thousands)


ASSETS                                                      1994           1993
                                                            ----           ----
Cash                                                 $     7,248    $    10,172
Investments:
    Bonds                                              1,595,275      1,567,658
    Stocks                                                12,283         23,478
    Mortgage loans                                       295,532        383,059
    Policy loans                                         116,600        109,014
    Real estate                                           51,288         40,904
    Short term investments                                45,239          4,999
    Other investment assets                               27,443            314
                                                     -----------    -----------
       Total cash and investments                      2,150,908      2,148,598

Premiums deferred and uncollected                          5,452          6,953
Investment income due and accrued                         39,442         39,993
Other assets                                               6,548         12,560
Assets held in separate accounts                       1,869,695      1,296,620
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:

Policy liabilities:
    Life reserves                                    $   890,880    $   905,813
    Annuity and other fund reserves                      928,325        925,098
    Accident and health reserves                         121,580        115,081
    Claims payable                                        11,720         10,476
                                                     -----------    -----------

       Total policy liabilities                        1,952,505      1,956,468

Expenses and taxes payable                                17,484         43,123
Other liabilities                                         32,445         26,069
Asset valuation reserve                                   20,786         10,964
Obligations related to separate account business       1,859,502      1,285,884
                                                     -----------    -----------

       Total liabilities                               3,882,722      3,322,508
                                                     -----------    -----------

Stockholder's equity:
    Common stock, $1,000 par value
       Authorized - 10,000 shares
       Issued and outstanding - 2,517 shares               2,517          2,517
    Additional paid-in capital                           199,307        199,307
    Unassigned deficit                                   (13,621)       (20,744)
    Special contingency reserves                           1,120          1,136
                                                     -----------    -----------
       Total stockholder's equity                        189,323        182,216
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF OPERATIONS AND
CHANGES IN STOCKHOLDER'S EQUITY
for the year ended December 31
(In thousands)



REVENUE                                                           1994           1993           1992
                                                                  ----           ----           ----
  Premiums and other considerations:
    Life                                                    $  195,633     $  189,285     $  181,992
    Annuities                                                  707,172        660,143        365,443
    Accident and health                                         31,927         35,718         35,612
    Reinsurance commissions and reserve adjustments              4,195          2,309          2,372
                                                            ----------     ----------     ----------

      Total premiums and other considerations                  938,927        887,455        585,419

  Net investment income                                        170,430        177,612        183,159
  Realized capital gains (losses), net of tax                  (17,172)        (7,225)           576
  Other revenue                                                 26,065         19,055         13,224
                                                            ----------     ----------     ----------

      Total revenue                                          1,118,250      1,076,897        782,378
                                                            ----------     ----------     ----------

POLICY BENEFITS AND OPERATING EXPENSES
  Policy benefits:
    Claims, surrenders and other benefits                      331,418        275,290        250,317
    Increase in policy reserves                                 40,113         15,292        159,127
                                                            ----------     ----------     ----------

      Total policy benefits                                    371,531        290,582        409,444

  Operating and selling expenses                               164,175        160,928        134,482
  Taxes, except capital gains tax                               22,846         19,066         29,540
  Net transfers to separate accounts                           553,295        586,539        199,164
                                                            ----------     ----------     ----------

      Total policy benefits and operating expenses           1,111,847      1,057,115        772,630
                                                            ----------     ----------     ----------

NET INCOME                                                       6,403         19,782          9,748

STOCKHOLDER'S EQUITY AT BEGINNING OF YEAR                      182,216        171,941        177,809
  Unrealized capital gains (losses) on investments              12,170         (9,052)       (20,770)
  Transfer from (to) asset valuation reserve                    (9,822)         1,974          2,883
  Other adjustments                                             (1,644)        (2,429)         2,271
                                                            ----------     ----------     ----------

STOCKHOLDER'S EQUITY AT END OF YEAR                         $  189,323     $  182,216     $  171,941
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)


CASH FLOW FROM OPERATING ACTIVITIES                               1994           1993           1992
                                                                  ----           ----           ----
  Premiums, deposits and other income                       $  962,147     $  902,725     $  602,253
  Allowances and reserve adjustments on
    reinsurance ceded                                            3,279         22,185         18,918
  Net investment income                                        173,294        182,843        182,531
  Net increase in policy loans                                  (7,585)        (7,812)        (8,777)
  Benefits to policyholders and beneficiaries                 (330,900)      (298,612)      (257,274)
  Operating and selling expenses and taxes                    (213,399)      (176,361)      (126,421)
  Net transfers to separate accounts                          (600,760)      (634,021)      (221,492)
  Other sources (applications)                                  19,868          7,757        (43,869)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                                             5,944         (1,296)       145,869
                                                            ----------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Sales and maturities of long term investments:
    Bonds                                                      478,512        386,414        400,636
    Stocks                                                          63             64             80
    Real estate and other invested assets                        3,008         11,094          4,350
    Repayment of mortgage principal                             65,334         79,844         95,972
    Capital gains tax                                             (968)        (3,296)            --
  Acquisition of long term investments:
    Bonds                                                     (508,603)      (466,086)      (710,371)
    Stocks                                                          --             --         (2,617)
    Real estate and other invested assets                      (24,544)        (2,392)        (1,910)
    Mortgage loans                                                (364)        (2,266)          (852)
  Other investing activities                                    18,934        (27,254)        (3,001)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                                            31,372        (23,878)      (217,713)
                                                            ----------     ----------     ----------

Net change in cash and short term investments                   37,316        (25,174)       (71,844)

CASH AND SHORT TERM INVESTMENTS
  Beginning of the year                                         15,171         40,345        112,189
                                                            ----------     ----------     ----------

  End of the year                                           $   52,487     $   15,171     $   40,345
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - SMA Life Assurance Company (SMA Life or the "Company") is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by State Mutual Life Assurance Company of America (State Mutual), a mutual life insurance company. The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by State Mutual in accordance with a policy established by vote of State Mutual's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies and their stock life insurance subsidiaries.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contractholders. Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in stockholder's equity.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Interest rates range from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

At December 31, 1994 and 1993, approximately 77% and 70%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to stockholder's equity. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies (and their stock life insurance subsidiaries). Under the Interpretation, financial statements of mutual life insurance companies (and their stock life insurance subsidiaries) which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises. SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

Management of the Company has not yet determined the effect on its financial statements of applying the new pronouncements nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTE 2 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds,are as follows:

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $    17,651    $         8    $       762    $    16,897
State, local and government agency bonds               1,110             54             --          1,164
Foreign government bonds                              31,863             83          3,735         28,211
Corporate securities                               1,462,871          8,145         56,011      1,415,005
Mortgage-backed securities                            81,780            268          1,737         80,311
                                                 -----------    -----------    -----------    -----------

                                                 $ 1,595,275    $     8,558    $    62,245    $ 1,541,588
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $     7,969    $       356    $        --    $     8,325
State, local and government agency bonds              15,212            678             --         15,890
Foreign government bonds                              24,152            720              9         24,863
Corporate securities                               1,519,050         74,777          4,430      1,589,397
Mortgage-backed securities                             1,275             92             --          1,367
                                                 -----------    -----------    -----------    -----------

Total                                            $ 1,567,658    $    76,623    $     4,439    $ 1,639,842
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                                                 Carrying          Fair
(In thousands)                                                                     Value           Value
                                                                                   -----           -----
Due in one year or less                                                        $   225,814    $   224,695
Due after one year through five years                                              774,918        751,778
Due after five years through ten years                                             428,080        404,377
Due after ten years                                                                166,463        160,738
                                                                               -----------    -----------

Total                                                                          $ 1,595,275    $ 1,541,588
                                                                               -----------    -----------
                                                                               -----------    -----------

MORTGAGE LOANS AND REAL ESTATE - Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1994 and 1993, mortgage loan and real estate investments were distributed by the following types and geographic regions:

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)


(In thousands)

Property Type                                                                         1994           1993
-------------                                                                         ----           ----
Office buildings                                                                 $ 140,292      $ 172,694
Residential                                                                         57,061         74,514
Retail                                                                              72,787         72,756
Industrial/Warehouse                                                                39,424         62,572
Other                                                                               37,256         41,427
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

Geographic Region                                                                     1994           1993
-----------------                                                                     ----           ----
South Atlantic                                                                   $  92,934      $ 118,434
East North Central                                                                  72,704         78,343
Middle Atlantic                                                                     48,688         58,291
Pacific                                                                             39,892         45,666
West North Central                                                                  27,377         33,325
Mountain                                                                            12,211         31,116
New England                                                                         26,613         28,759
East South Central                                                                   6,224          8,250
West South Central                                                                  20,177         21,779
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $ 123,495      $ 126,729      $ 119,777
Stocks                                                                1,799            953            692
Mortgage loans                                                       31,945         40,823         52,406
Real estate                                                           8,425          9,493          8,412
Policy loans                                                          8,797          8,215          7,701
Other investments                                                     1,651            674            344
Short term investments                                                1,378            840          1,848
                                                                  ---------      ---------      ---------
                                                                    177,490        187,727        191,180
     Less investment expenses                                         9,138         11,026          8,035
                                                                  ---------      ---------      ---------

Net investment income, before IMR amortization                      168,352        176,701        183,145

     IMR amortization                                                 2,078            911             14
                                                                  ---------      ---------      ---------

Net investment income                                             $ 170,430      $ 177,612      $ 183,159
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------


REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the years ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $     645      $  10,133      $   3,302
Stocks                                                                  (62)            16             33
Mortgage loans                                                      (17,142)           (83)           162
Real Estate                                                             605         (2,044)         1,985
                                                                  ---------      ---------      ---------
                                                                    (15,954)         8,022          5,482
Less income tax                                                         968          3,296          4,623
                                                                  ---------      ---------      ---------

Net realized capital gains (losses) before transfer to IMR          (16,922)         4,726            859
Net realized capital gains transferred to IMR                          (250)       (11,951)          (283)
                                                                  ---------      ---------      ---------

Net realized capital gains (losses)                               $ (17,172)     $  (7,225)     $     576
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $178,640 thousand, $131,783 thousand and $153,218 thousand, respectively. Gross gains of $3,010 thousand, $4,523 thousand and $3,043 thousand and gross losses of $4,553 thousand, $450 thousand and $139 thousand, respectively, were realized on those sales.

NOTE 3 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                             1994                          1993
                                                             ----                          ----
                                                   Carrying         Fair        Carrying          Fair
(In thousands)                                      Value           Value         Value           Value
                                                    -----           -----         -----           -----
Financial Assets:
  Cash                                            $    7,248     $    7,248     $   10,172     $   10,172
  Short term investments                              45,239         45,239          4,999          4,999
  Bonds                                            1,595,275      1,541,588      1,567,658      1,639,842
  Stocks                                              12,283         12,283         32,478         32,478
  Mortgage loans                                     295,532        291,704        383,059        395,327
  Policy loans                                       116,600        116,600        109,014        109,014

Financial Liabilities:
  Individual annuity contracts                       869,230        862,662        870,112        865,668
  Supplemental contracts without life
    contingencies                                     16,673         16,673         14,842         14,842
  Other contract deposit funds                         1,105          1,105          1,317          1,317


NOTE 4 - FEDERAL INCOME TAXES

The federal income tax provisions for 1994, 1993 and 1992 were $13,109 thousand, $8,551 thousand and $18,108 thousand, respectively, which include taxes applicable to realized capital gains of $968 thousand, $3,296 thousand and $4,623 thousand.

The effective federal income tax rates were 67%, 30% and 65% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for
federal tax purposes.    The Company paid to State Mutual $14,353 thousand,
$8,100 thousand and $30,000 thousand in 1994, 1993 and 1992, respectively, for its federal income taxes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the consolidated federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the consolidated group has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The consolidated group is currently considering its response to certain adjustments proposed by the IRS with respect to the consolidated federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the consolidated group will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 5 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Reinsurance premiums assumed                                       $  3,788       $  4,190       $  4,614
Reinsurance premiums ceded                                           17,430         14,798         15,570
Deduction from insurance liability including
  reinsurance recoverable on unpaid claims                           46,734         42,805         48,191


                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)

The Company cedes to State Mutual approximately 10% of its individual life
business.    Premiums ceded to State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company has also entered into various reinsurance agreements with State Mutual under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from State Mutual. Premiums assumed pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively .

NOTE 6 - DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While the Company is currently operating on a profitable basis, it has a negative earned surplus position and accordingly is precluded from paying dividends to State Mutual without the approval of the Commissioner of Insurance.

NOTE 7 - RELATED PARTY TRANSACTIONS

State Mutual provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from State Mutual were $102,461 thousand, $98,676 thousand and $88,273 thousand in 1994, 1993 and 1992, respectively. The net amounts payable to State Mutual and affiliates for accrued expenses and various other liabilities and receivables were $8,344 thousand and $12,182 thousand at December 31, 1994 and 1993, respectively.

During 1992, the Company sold a building to an affiliated company at its estimated fair value of $4,350 thousand. The Company recognized a capital gain on the sale, net of tax, in the amount of $1,310 thousand.

NOTE 8 - FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal State Mutual, which is licensed in New York, became qualified to sell the products previously sold by SMA Life in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1994, the carrying value and fair value of the assets on deposit was $327,899 thousand and $323,474 thousand, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $3,855 thousand and $3,353 thousand were on deposit with various other state and governmental authorities as of December 31, 1994 and 1993, respectively.

NOTE 9 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                             VEL II ACCOUNT

       STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1994


_____________________________________________________________________________________________________

                                                            SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                                                 1               2             3
_____________________________________________________________________________________________________
ASSETS:
Investment in shares of Allmerica Investment Trust.........  $3,554,541     $2,771,175     $3,395,191
Investment in shares of Fidelity Variable
      Insurance Products Fund..............................       -              -              -
Investment in shares of Delaware Group Premium Fund, Inc...       -              -              -
Receivable from SMA Life Assurance Company (Sponsor).......       -              2,849         87,380
                                                             ----------     ----------     ----------
      Total assets.........................................   3,554,541      2,774,024      3,482,571

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor)............         475          -              -
                                                             ----------     ----------     ----------
      Net assets...........................................  $3,554,066     $2,774,024     $3,482,571
                                                             ----------     ----------     ----------
                                                             ----------     ----------     ----------

Net asset distribution by category:
  Variable life policies...................................  $3,554,066     $2,774,024     $3,482,571
  Value of investment by
   SMA Life Assurance Company (Sponsor)....................       -              -              -
                                                             ----------     ----------     ----------
                                                             $3,554,066     $2,774,024     $3,482,571
                                                             ----------     ----------     ----------
                                                             ----------     ----------     ----------

Units outstanding, December 31, 1994.......................   3,340,787      2,866,829      3,361,565
Net asset value per unit, December 31, 1994................  $ 1.063841     $  .967628     $ 1.035997


The accompanying notes are an integral part of these financial statements.

                             VEL II ACCOUNT

       STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1994


_____________________________________________________________________________________________________________________________

                                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                               4             5             6             7             8
_____________________________________________________________________________________________________________________________
ASSETS:
Investment in shares of Allmerica Investment Trust.......  $1,029,390    $1,408,771    $4,964,883    $1,524,851    $1,717,205
Investment in shares of Fidelity Variable
      Insurance Products Fund............................       -             -             -             -             -
Investment in shares of Delaware Group Premium
      Fund, Inc. ........................................       -             -             -             -             -
Receivable from SMA Life Assurance Company (Sponsor).....       1,303         -             -             2,007         2,000
                                                           ----------    ----------    ----------    ----------    ----------

      Total assets.......................................   1,030,693     1,408,771     4,964,883     1,526,858     1,719,205

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor)..........       -               529           376         -             -
                                                           ----------    ----------    ----------    ----------    ----------
      Net assets.........................................  $1,030,693    $1,408,242     $4,964,507   $1,526,858    $1,719,205
                                                           ----------    ----------    -----------   ----------    ----------
                                                           ----------    ----------    -----------   ----------    ----------

Net asset distribution by category:
  Variable life policies.................................  $1,030,693    $1,408,242     $4,964,507   $1,526,858    $1,719,205
  Value of investment by
   SMA Life Assurance Company (Sponsor)..................       -             -              -            -             -
                                                           ----------    ----------    -----------   ----------    ----------
                                                           $1,030,693    $1,408,242     $4,964,507   $1,526,858    $1,719,205
                                                           ----------    ----------     ----------   ----------    ----------
                                                           ----------    ----------     ----------   ----------    ----------

Units outstanding, December 31, 1994.....................     984,491     1,417,948      4,679,903    1,491,912     1,663,906
Net asset value per unit, December 31, 1994..............  $ 1.046930    $  .993155     $ 1.060814   $ 1.023423    $ 1.033234


                             VEL II ACCOUNT


_____________________________________________________________________________________________________

                                                            SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                                                 9               11           102
_____________________________________________________________________________________________________
ASSETS:
Investment in shares of Allmerica Investment Trust........  $2,222,650       $448,809          -
Investment in shares of Fidelity Variable
      Insurance Products Fund.............................       -              -         $2,259,472
Investment in shares of Delaware Group Premium Fund, Inc..       -              -              -
Receivable from SMA Life Assurance Company (Sponsor)......       5,240            733          3,010
                                                            ----------     ----------     ----------
   Total assets ..........................................   2,227,890        449,542      2,262,482

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor)...........       -              -              -
                                                            ----------     ----------     ----------
   Net assets.............................................  $2,227,890       $449,542     $2,262,482
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
Net asset distribution by category:
  Variable life policies..................................  $2,227,890     $  449,446     $2,262,482
  Value of investment by
   SMA Life Assurance Company (Sponsor)...................       -                 96          -
                                                            ----------     ----------     ----------
                                                            $2,227,890     $  449,542     $2,262,482
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------

Units outstanding, December 31, 1994......................   2,093,626        469,345      2,194,982
Net asset value per unit, December 31, 1994...............  $ 1.064130     $  .957807    $  1.030752



The accompanying notes are an integral part of these financial statements.

                             VEL II Account

_____________________________________________________________________________________________________________________________

                                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                              103           104           105           106           207
_____________________________________________________________________________________________________________________________
ASSETS:
Investment in shares of Allmerica Investment Trust.......      -              -            -               -            -
Investment in shares of Fidelity Variable
      Insurance Products Fund............................  $8,086,161    $7,979,977    $4,909,516      $898,396         -
Investment in shares of Delaware Group Premium
      Fund, Inc. ........................................      -              -            -                -      $1,532,485
Receivable from SMA Life Assurance Company (Sponsor).....       1,847         4,556         2,104         1,120         1,943
                                                           ----------    ----------    ----------      --------    ----------
   Total assets..........................................   8,088,008     7,984,533     4,911,620       899,516     1,534,428

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor)..........       -             -             -               -           -
                                                           ----------    ----------    ----------      --------    ----------
   Net assets............................................  $8,088,008    $7,984,533    $4,911,620      $899,516    $1,534,428
                                                           ----------    ----------    ----------      --------    ----------
                                                           ----------    ----------    ----------      --------    ----------
Net asset distribution by category:
  Variable life policies.................................  $8,088,008    $7,984,533    $4,911,620      $899,516    $1,534,428
  Value of investment by
   SMA Life Assurance Company (Sponsor)..................       -             -             -              -            -
                                                           ----------    ----------    ----------      --------    ----------
                                                           $8,088,008    $7,984,533    $4,911,620      $899,516    $1,534,428
                                                           ----------    ----------    ----------      --------    ----------
                                                           ----------    ----------    ----------      --------    ----------

Units outstanding, December 31, 1994.....................   7,117,764     7,487,716     4,385,184       912,718     1,333,846
Net asset value per unit, December 31, 1994..............  $ 1.136313    $ 1.066351   $   1.120049     $.985535    $ 1.150379


                                          VEL II ACCOUNT
                                    STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------------

                                                              SUB-ACCOUNT 1                          SUB-ACCOUNT 2
                                                   FOR THE YEAR ENDED   FOR THE PERIOD    FOR THE YEAR ENDED   FOR THE PERIOD
                                                         12/31/94     7/14/93* to 12/31/93  12/31/94    7/19/93* to 12/31/93
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................        $217,784           $91,569            $142,108            $20,474

EXPENSES:
   Mortality and expense risk fees................          20,951             1,742              17,897              1,499
   Administrative expense fees....................           5,820               484               4,971                417
                                                          --------           -------            --------            -------
   Total expenses.................................          26,771             2,226              22,868              1,916
                                                          --------           -------            --------            -------

   Net investment income (loss)...................         191,013            89,343             119,240             18,558
                                                          --------           -------            --------            -------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss).......................          (4,742)               10             (14,523)               (52)
   Net unrealized gain (loss).....................        (206,395)          (74,885)           (168,528)           (20,673)
                                                          --------           -------            --------            -------
   Net realized and unrealized gain (loss)
    on investments................................        (211,137)          (74,875)           (183,051)           (20,725)
                                                          --------           -------            --------            -------

   Net increase(decrease) in net assets
    from operations...............................        $(20,124)          $14,468            $(63,811)           $(2,167)
                                                          --------           -------            --------            -------
                                                          --------           -------            --------            -------

   * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                              VEL II ACCOUNT

-----------------------------------------------------------------------------------------------------------------------------------

                                                              SUB-ACCOUNT 3                       SUB-ACCOUNT 4
                                                FOR THE YEAR ENDED    FOR THE PERIOD    FOR THE YEAR ENDED    FOR THE PERIOD
                                                       12/31/94    7/15/93* to 12/31/93      12/31/94       7/15/93* to 12/31/93
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends....................................         $80,777         $2,817               $30,759               $3,600

EXPENSES:
   Mortality and expense risk fees..............          17,121            797                 6,625                  723
   Administrative expense fees..................           4,756            221                 1,840                  201
                                                         -------         ------                ------               ------
   Total expenses...............................          21,877          1,018                 8,465                  924
                                                         -------         ------                ------               ------

   Net investment income (loss).................          58,900          1,799                22,294                2,676
                                                         -------         ------                ------               ------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss).....................            -               -                  (1,860)                  12
   Net unrealized gain (loss)...................            -               -                 (17,720)                (738)
                                                         -------         ------                ------               ------
   Net realized and unrealized gain (loss)
    on investments..............................            -               -                 (19,580)                (726)
                                                         -------         ------                ------               ------
   Net increase(decrease) in net assets
    from operations.............................         $58,900         $1,799               $ 2,714               $1,950
                                                         -------         ------                ------               ------
                                                         -------         ------                ------               ------


---------------------------------------------------------------------------------------
                                                           SUB-ACCOUNT 5
                                                FOR THE YEAR ENDED    FOR THE PERIOD
                                                    12/31/94       7/21/93* to 12/31/93
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends....................................    $108,386              $25,978

EXPENSES:
   Mortality and expense risk fees..............      16,393                1,817
   Administrative expense fees..................       4,554                  505
                                                    --------              -------
   Total expenses...............................      20,947                2,322
                                                    --------              -------
   Net investment income (loss).................      87,439               23,656
                                                    --------              -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss).....................     (76,681)                (176)
   Net unrealized gain (loss)...................     (57,372)             (25,090)
                                                    --------              -------
   Net realized and unrealized gain (loss)
    on investments..............................    (134,053)             (25,266)
                                                    --------              -------
   Net increase(decrease) in net assets             $(46,614)             $(1,610)
    from operations.............................    --------              -------
                                                    --------              -------


                                            VEL II ACCOUNT

---------------------------------------------------------------------------------------------------------------------------------

                                                              SUB-ACCOUNT 6                           SUB-ACCOUNT 7
                                                   FOR THE YEAR ENDED    FOR THE PERIOD    FOR THE YEAR ENDED   FOR THE PERIOD
                                                          12/31/94     7/19/93* to 12/31/93     12/31/94      7/19/93* to 12/31/93
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends....................................            -                $   505            $  4,605            $  258

EXPENSES:
   Mortality and expense risk fees..............        $  27,407              1,290                8,626              535
   Administrative expense fees..................            7,613                358                2,396              149
                                                         --------             ------             --------            -----
   Total expenses...............................           35,020              1,648               11,022              684
                                                         --------             ------             --------            -----

   Net investment income (loss).................          (35,020)            (1,143)              (6,417)            (426)
                                                         --------             ------             --------            -----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss).....................           (2,518)               (52)                 (690)             (2)
   Net unrealized gain (loss)...................          (76,108)            33,354               (17,655)          3,064
                                                         --------             ------              --------           -----
   Net realized and unrealized gain (loss)
    on investments..............................          (78,626)            33,302               (18,345)          3,062
                                                         --------             ------              --------           -----
   Net increase(decrease) in net assets
    from operations.............................        $(113,646)           $32,159              $(24,762)         $2,636
                                                         --------             ------              --------           -----
                                                         --------             ------              --------           -----

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                            VEL II ACCOUNT

------------------------------------------------------------------------------------------------------------------------------
                                                           SUB-ACCOUNT 8              SUB-ACCOUNT 9       SUB-ACCOUNT 11
                                                                         FOR                       FOR              FOR
                                                      FOR THE     THE PERIOD       FOR THE   THE PERIOD       THE PERIOD
                                                   YEAR ENDED       7/23/93*    YEAR ENDED     7/15/93*         5/11/94*
                                                     12/31/94    TO 12/31/93      12/31/94  TO 12/31/93     TO  12/31/94
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends.................................        $ 69,952         $3,032      $  9,780      $ 2,249         $    974

EXPENSES:
   Mortality and expense risk fees...........          10,424            383        11,202          502              589
   Administrative expense fees...............           2,896            107         3,112          139              164
                                                      -------          -----        ------       ------          -------
   Total expenses............................          13,320            490        14,314          641              753
                                                      -------          -----        ------       ------          -------
   Net investment income (loss)..............          56,632          2,542        (4,534)       1,608              221
                                                      -------          -----        ------       ------          -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss)..................          (4,295)            32          (159)          (9)             (71)
   Net unrealized gain (loss)................         (68,761)           776       (92,753)      11,397          (13,065)
                                                      -------          -----        ------       ------          -------

   Net realized and unrealized gain (loss)
    on investment............................         (73,056)           808       (92,912)      11,388          (13,136)
                                                      -------          -----        ------       ------          -------

   Net increase(decrease) in net assets
    from operations..........................        $(16,424)        $3,350      $(97,446)     $12,996         $(12,915)
                                                      -------          -----        ------       ------          -------
                                                      -------          -----        ------       ------          -------


                                            VEL II ACCOUNT

---------------------------------------------------------------------------------------------------------------------------------

                                                         SUB-ACCOUNT 102                SUB-ACCOUNT 103
                                                                      FOR THE                        FOR THE
                                                      FOR THE          PERIOD      FOR THE            PERIOD
                                                   YEAR ENDED        7/15/93*   YEAR ENDED          7/14/93*
                                                     12/31/94     TO 12/31/93     12/31/94       TO 12/31/93
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends.................................        $ 53,304             -      $ 254,564      $ 8,428


EXPENSES:
   Mortality and expense risk fees...........          11,677      $     175        44,048        1,093
   Administrative expense fees...............           3,244            491         2,236          304
                                                     --------      ---------     ---------      -------
   Total expenses............................          14,921            224        56,284        1,397
                                                     --------      ---------     ---------      -------

   Net investment income (loss)..............          38,383           (224)      198,280        7,031
                                                     --------      ---------     ---------      -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss)..................            (757)            29          (379)        (148)
   Net unrealized gain (loss)................         (78,870)         7,714        35,753       13,460
                                                     --------      ---------     ---------      -------

   Net realized and unrealized gain (loss)
    on investments...........................         (79,627)         7,743        35,374       13,312
                                                     --------      ---------     ---------      -------

   Net increase(decrease) in net assets
    from operations..........................        $(41,244)     $   7,519     $ 233,654      $20,343
                                                     --------      ---------     ---------      -------
                                                     --------      ---------     ---------      -------


   * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                            VEL II ACCOUNT

--------------------------------------------------------------------------------------------------------------------------------

                                                         SUB-ACCOUNT 104             SUB-ACCOUNT 105           SUB-ACCOUNT 106
                                                                     FOR THE                     FOR THE              FOR THE
                                                      FOR THE         PERIOD       FOR THE        PERIOD               PERIOD
                                                   YEAR ENDED       7/15/93*    YEAR ENDED      7/19/93*             5/13/94*
                                                     12/31/94    TO 12/31/93      12/31/94  TO 12/31/93           TO 12/31/94
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends.................................        $140,394             -      $   7,025            -             $     309

EXPENSES:
   Mortality and expense risk fees...........          43,391      $   3,157        27,769      $ 1,578                 2,236
   Administrative expense fees...............          12,053            877         7,713          438                   621
                                                     --------      ---------     ---------      -------             ---------
   Total expenses............................          55,444          4,034        35,482        2,016                 2,857
                                                     --------      ---------     ---------      -------             ---------

   Net investment income (loss)..............          84,950         (4,034)      (28,457)      (2,016)               (2,548)
                                                     --------      ---------     ---------      -------             ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss)..................            (597)          (255)         (398)          78                   246
   Net unrealized gain (loss)................          26,761         25,851       (78,197)      26,780               (23,039)
                                                     --------      ---------     ---------      -------             ---------
   Net realized and unrealized gain (loss)
    on investments...........................          26,164         25,596       (78,595)      26,858               (22,793)
                                                     --------      ---------     ---------      -------            ----------

   Net increase(decrease) in net assets
    from operations..........................        $111,114      $  21,562     $(107,052)     $24,842             $ (25,341)
                                                     --------      ---------     ---------      -------             ---------
                                                     --------      ---------     ---------      -------             ---------

   * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.


                                        VEL II ACCOUNT
                             STATEMENTS OF OPERATIONS, CONTINUED

--------------------------------------------------------------------------------------

                                                          SUB-ACCOUNT 207
                                            FOR THE YEAR ENDED       FOR THE PERIOD
                                                12/31/94          7/15/93* TO 12/31/93
--------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends..............................     $   2,120                          -


EXPENSES:
   Mortality and expense risk fees........         7,234                   $     401
   Administrative expense fees............         2,010                         111
                                               ---------                   ---------
   Total expenses.........................         9,244                         512
                                               ---------                   ---------


   Net investment income (loss)...........        (7,124)                       (512)
                                               ---------                   ---------



REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss)...............           980                          35
   Net unrealized gain (loss).............       (10,794)                      9,058
                                               ---------                   ---------


   Net realized and unrealized gain
    (loss) on investments.................        (9,814)                      9,093
                                               ---------                   ---------

   Net increase(decrease) in net
    assets from operations................     $ (16,938)                  $   8,581
                                               ---------                   ---------
                                               ---------                   ---------


   * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                   VEL II ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                       SUB-ACCOUNT 1                          SUB-ACCOUNT 2
                                                                                      FOR THE                              FOR THE
                                                                 FOR THE               PERIOD            FOR THE            PERIOD
                                                              YEAR ENDED             7/14/93*         YEAR ENDED          7/19/93*
                                                                 12/31/94          TO 12/31/93           12/31/94       TO 12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . .    $  191,013           $   89,343         $  119,240         $  18,558
  Net realized gain (loss) from security transactions. . .        (4,742)                  10            (14,523)              (52)
  Net unrealized gain (loss) on investments. . . . . . . .      (206,395)             (74,885)          (168,528)          (20,673)
                                                              ----------           ----------         ----------         ---------

  Net increase (decrease) in net assets from operations. .       (20,124)              14,468            (63,811)           (2,167)
                                                              ----------           ----------         ----------         ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . .     1,865,323              926,042          1,614,389           626,662
  Terminations . . . . . . . . . . . . . . . . . . . . . .       (16,229)                -                (8,117)             -
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . . . .       571,533              213,053            390,938           216,130
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . . . .          -                    -                  -                 -
                                                              ----------           ----------         ----------         ---------
  Net increase(decrease) in net assets from
   capital transactions. . . . . . . . . . . . . . . . . .     2,420,627            1,139,095          1,997,210           842,792
                                                              ----------           ----------         ----------         ---------
  Net increase(decrease) in net assets . . . . . . . . . .     2,400,503            1,153,563          1,933,399           840,625

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . .     1,153,563                 -               840,625              -
                                                              ----------           ----------         ----------         ---------
  End of year. . . . . . . . . . . . . . . . . . . . . . .    $3,554,066           $1,153,563         $2,774,024         $ 840,625
                                                              ----------           ----------         ----------         ---------
                                                              ----------           ----------         ----------         ---------

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                               VEL II ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                                                     SUB-ACCOUNT 3                 SUB-ACCOUNT 4                 SUB-ACCOUNT 5
                                                               FOR THE                       FOR THE                       FOR THE
                                                FOR THE         PERIOD        FOR THE         PERIOD        FOR THE         PERIOD
                                             YEAR ENDED       7/15/93*     YEAR ENDED       7/15/93*     YEAR ENDED       7/21/93*
                                               12/31/94    TO 12/31/93       12/31/94    TO 12/31/93       12/31/94    TO 12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . .   $   58,900     $    1,799     $   22,294      $   2,676     $   87,439     $   23,656
  Net realized gain (loss) from
   security transactions . . . . . . . . .          -              -           (1,860)            12        (76,681)          (176)
  Net unrealized gain (loss) on
   investments . . . . . . . . . . . . . .          -              -          (17,720)          (738)       (57,372)       (25,090)
                                             ----------     ----------     ----------      ---------     ----------     ----------
  Net increase (decrease) in net
   assets from operations. . . . . . . . .       58,900          1,799          2,714          1,950        (46,614)        (1,610)
                                             ----------     ----------     ----------      ---------     ----------     ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . .    3,429,833        764,051        577,301        318,042      2,264,417      1,271,379
  Terminations . . . . . . . . . . . . . .      (20,253)           -           (2,604)           -           (3,842)         -
  Other transfers from (to) the
   General Account of SMA Life
   Assurance Company (Sponsor) . . . . . .     (900,206)       148,447         62,982         70,308     (2,310,890)       235,402
  Net increase in net assets from
   investment by SMA Life Assurance
   Company (Sponsor) . . . . . . . . . . .          -              -              -              -              -              -
                                             ----------     ----------     ----------      ---------     ----------     ----------

  Net increase(decrease) in net assets
   from capital transactions . . . . . . .    2,509,374        912,498        637,679        388,350        (50,315)     1,506,781
                                             ----------     ----------     ----------      ---------     ----------     ----------
  Net increase(decrease) in net assets . .    2,568,274        914,297        640,393        390,300        (96,929)     1,505,171

 NET ASSETS:
  Beginning of year. . . . . . . . . . . .      914,297            -          390,300            -        1,505,171            -
                                             ----------     ----------     ----------      ---------     ----------     ----------
  End of year. . . . . . . . . . . . . . .   $3,482,571     $  914,297     $1,030,693      $ 390,300     $1,408,242     $1,505,171
                                             ----------     ----------     ----------      ---------     ----------     ----------
                                             ----------     ----------     ----------      ---------     ----------     ----------


                               VEL II ACCOUNT
              STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


------------------------------------------------------------------------------------------------------------------------
                                                                          SUB-ACCOUNT 6                SUB-ACCOUNT 7
                                                                                   FOR THE                       FOR THE
                                                                    FOR THE         PERIOD        FOR THE         PERIOD
                                                                 YEAR ENDED       7/19/93*     YEAR ENDED       7/19/93*
                                                                   12/31/94    TO 12/31/93       12/31/94    TO 12/31/93
------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . .     $  (35,020)    $   (1,143)    $   (6,417)    $     (426)
  Net realized gain (loss) from security transactions. . . .         (2,518)           (52)          (690)            (2)
  Net unrealized gain (loss) on investments. . . . . . . . .        (76,108)        33,354        (17,655)         3,064
                                                                 ----------     ----------     ----------     ----------
  Net increase (decrease) in net assets from operations. . .       (113,646)        32,159        (24,762)         2,636
                                                                 ----------     ----------     ----------     ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . .      2,886,447        957,937        837,665        308,527
  Terminations . . . . . . . . . . . . . . . . . . . . . . .        (18,994)             -         (5,163)             -
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . . . . .      1,037,025        183,579        325,395         82,560
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . . . . .              -              -              -              -
                                                                 ----------     ----------     ----------     ----------
  Net increase (decrease) in net assets
   from capital transactions . . . . . . . . . . . . . . . .      3,904,478      1,141,516      1,157,897        391,087
                                                                 ----------     ----------     ----------     ----------
  Net increase (decrease) in net assets. . . . . . . . . . .      3,790,832      1,173,675      1,133,135        393,723

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . .      1,173,675              -        393,723              -
                                                                 ----------     ----------     ----------     ----------
  End of year. . . . . . . . . . . . . . . . . . . . . . . .     $4,964,507     $1,173,675     $1,526,858     $  393,723
                                                                 ----------     ----------     ----------     ----------
                                                                 ----------     ----------     ----------     ----------

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                VEL II ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                                                                   SUB-ACCOUNT 8                SUB-ACCOUNT 9        SUB-ACCOUNT 11
                                                                              FOR THE                       FOR THE        FOR THE
                                                                FOR THE        PERIOD        FOR THE         PERIOD         PERIOD
                                                             YEAR ENDED      7/23/93*     YEAR ENDED       7/15/93*       5/11/94*
                                                               12/31/94   TO 12/31/93       12/31/94    TO 12/31/93    TO 12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . . $   56,632    $    2,542     $   (4,534)    $    1,608     $      221
  Net realized gain (loss) from security transactions. . . .     (4,295)           32           (159)            (9)           (71)
  Net unrealized gain (loss) on investments. . . . . . . . .    (68,761)          776        (92,753)        11,397        (13,065)
                                                             ----------    ----------     ----------     ----------     ----------

  Net increase (decrease) in net assets from operations. . .    (16,424)        3,350        (97,446)        12,996        (12,915)
                                                             ----------    ----------     ----------     ----------     ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . .  1,029,106       357,850      1,393,802        274,324        234,572
  Terminations . . . . . . . . . . . . . . . . . . . . . . .     (7,894)            -         (6,158)             -           (301)
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . . . . .    206,628       146,589        612,493         37,879        228,086
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . . . . .          -             -              -              -            100
                                                             ----------    ----------     ----------     ----------     ----------

  Net increase (decrease) in net assets
   from capital transactions . . . . . . . . . . . . . . . .  1,227,840       504,439      2,000,137        312,203        462,457
                                                             ----------    ----------     ----------     ----------     ----------

  Net increase (decrease) in net assets. . . . . . . . . . .  1,211,416       507,789      1,902,691        325,199        449,542

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . .    507,789             -        325,199              -              -
                                                             ----------    ----------     ----------     ----------     ----------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . $1,719,205    $  507,789     $2,227,890     $  325,199     $  449,542
                                                             ----------    ----------     ----------     ----------     ----------
                                                             ----------    ----------     ----------     ----------     ----------

                                  VEL II ACCOUNT
                    STATEMENT OF CHANGES IN NET ASSETS, CONTINUED


-------------------------------------------------------------------------------------------------------------------
                                                              SUB-ACCOUNT 102                   SUB-ACCOUNT 103
                                                                         FOR THE
                                                          FOR THE         PERIOD             FOR THE        FOR THE
                                                       YEAR ENDED       7/15/93*          YEAR ENDED         PERIOD
                                                         12/31/94    TO 12/31/93            12/31/94       12/31/93
-------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . $   38,383     $     (224)         $  198,280     $    7,031
  Net realized gain (loss) from security
   transactions. . . . . . . . . . . . . . . . . . . .       (757)            29                (379)          (148)
  Net unrealized gain (loss) on investments. . . . . .    (78,870)         7,714              35,753         13,460
                                                       ----------     ----------          ----------     ----------
  Net increase (decrease) in net assets from
   operations. . . . . . . . . . . . . . . . . . . . .    (41,244)         7,519             233,654         20,343
                                                       ----------     ----------          ----------     ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . .  1,472,060        397,519           4,341,893      1,690,866
  Terminations . . . . . . . . . . . . . . . . . . . .    (11,691)             -             (80,008)            (7)
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . .    382,038         56,281           1,632,242        249,025
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . .        -              -                   -              -
                                                       ----------     ----------          ----------     ----------
  Net increase(decrease) in net assets from
   capital transactions. . . . . . . . . . . . . . . .  1,842,407        453,800           5,894,127      1,939,884
                                                       ----------     ----------          ----------     ----------

  Net increase(decrease) in net assets . . . . . . . .  1,801,163        461,319           6,127,781      1,960,227

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . .    461,319            -             1,960,227            -
                                                       ----------     ----------          ----------     ----------
  End of year. . . . . . . . . . . . . . . . . . . . . $2,262,482     $  461,319          $8,088,008     $1,960,227
                                                       ----------     ----------          ----------     ----------
                                                       ----------     ----------          ----------     ----------

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                               VEL II ACCOUNT


--------------------------------------------------------------------------------------------------------------------
                                                               SUB-ACCOUNT 104                  SUB-ACCOUNT 105
                                                                         FOR THE                            FOR THE
                                                          FOR THE         PERIOD             FOR THE         PERIOD
                                                       YEAR ENDED       7/15/93*          YEAR ENDED       7/19/93*
                                                         12/31/94    TO 12/31/93            12/31/94    TO 12/31/93
--------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . $   84,950     $   (4,034)         $  (28,457)    $   (2,016)
  Net realized gain (loss) from security
   transactions. . . . . . . . . . . . . . . . . . . .       (597)          (255)               (398)            78
  Net unrealized gain (loss) on investments. . . . . .     26,761         25,851             (78,197)        26,780
                                                       ----------     ----------          ----------     ----------
  Net increase (decrease) in net assets from
   operations. . . . . . . . . . . . . . . . . . . . .    111,114         21,562            (107,052)        24,842
                                                       ----------     ----------          ----------     ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . .  4,825,674      1,662,190           3,073,614        798,531
  Terminations . . . . . . . . . . . . . . . . . . . .    (32,535)            (7)            (21,192)            (4)
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . .  1,241,883        154,652             953,001        189,880
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . .          -              -                   -              -
                                                       ----------     ----------          ----------     ----------
  Net increase(decrease) in net assets from
   capital transactions. . . . . . . . . . . . . . . .  6,035,022      1,816,835           4,005,423        988,407
                                                       ----------     ----------          ----------     ----------

  Net increase(decrease) in net assets . . . . . . . .  6,146,136      1,838,397           3,898,371      1,013,249

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . .  1,838,397              -           1,013,249              -
                                                       ----------     ----------          ----------     ----------
  End of year. . . . . . . . . . . . . . . . . . . . . $7,984,533     $1,838,397          $4,911,620     $1,013,249
                                                       ----------     ----------          ----------     ----------
                                                       ----------     ----------          ----------     ----------

                             VEL II ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                                                                   SUB-ACCOUNT 106                       SUB-ACCOUNT 207
                                                                           FOR THE                                         FOR THE
                                                                            PERIOD                FOR THE                   PERIOD
                                                                          5/13/94*             YEAR ENDED                 7/15/93*
                                                                       TO 12/31/94               12/31/94              TO 12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . . . .      $   (2,548)              $   (7,124)              $     (512)
  Net realized gain (loss) from security transactions. . . . . .             246                      980                       35
  Net unrealized gain (loss) on investments. . . . . . . . . . .         (23,039)                 (10,794)                   9,058
                                                                      ----------               ----------               ----------

  Net increase (decrease) in net assets from operations. . . . .         (25,341)                 (16,938)                   8,581
                                                                      ----------               ----------               ----------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . .         434,811                  938,688                  184,639
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . .            (182)                  (6,053)                    -
  Other transfers from (to) the General Account of
   SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .         490,228                  362,986                   62,525
  Net increase in net assets from investment by
   SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .            -                        -                        -
                                                                      ----------               ----------               ----------
  Net increase(decrease) in net assets from capital
   transactions. . . . . . . . . . . . . . . . . . . . . . . . .         924,857                1,295,621                  247,164
                                                                      ----------               ----------               ----------

  Net increase(decrease) in net assets . . . . . . . . . . . . .         899,516                1,278,683                  255,745

 NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . .            -                     255,745                     -
                                                                      ----------               ----------               ----------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . .      $  899,516               $1,534,428               $  255,745
                                                                      ----------               ----------               ----------
                                                                      ----------               ----------               ----------

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                 VEL II Account
                NOTES TO FINANCIAL STATEMENTS - December 31, 1994

NOTE 1 - ORGANIZATION

   The VEL II Account (VEL II) is a separate investment account of SMA Life Assurance Company (the Company), established for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of State Mutual Life Assurance Company of America (State Mutual). Under applicable insurance law, the assets and liabilities of VEL II are clearly identified and distinguished from the other assets and liabilities of the Company. VEL II cannot be charged with liabilities arising out of any other business of the Company.

   VEL II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL II currently offers sixteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of State Mutual, of the Variable Insurance Products Fund (VIPF) or of the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (Fidelity Management), or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisors, Ltd. The Trust, VIPF, VIPF II and DGPF are open-end, diversified series management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   Investments - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF at net asset value.

   Federal Income Taxes -The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated Federal Income Tax return with State Mutual. The Company anticipates no tax liability resulting from the operations of VEL II. Therefore, no provision for income taxes has been charged against VEL II.

NOTE 3 - INVESTMENTS

   The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II and DGPF at December 31, 1994 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          PORTFOLIO INFORMATION

SUB-           INVESTMENT                                                   NUMBER OF           AGGREGATE           NET ASSET
ACCOUNT         PORTFOLIO                                                    SHARES               COST           VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------------

       Allmerica Investment Trust:
   1   Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,959,504          $3,835,822             $1.814
   2   Investment Grade Income . . . . . . . . . . . . . . . . . . . .      2,738,315           2,960,375              1.012
   3   Money Market. . . . . . . . . . . . . . . . . . . . . . . . . .      3,395,191           3,395,191              1.000
   4   Equity Index. . . . . . . . . . . . . . . . . . . . . . . . . .        701,219           1,047,848              1.468
   5   Government Bond . . . . . . . . . . . . . . . . . . . . . . . .      1,413,010           1,491,232              0.997
   6   Select Aggressive Growth. . . . . . . . . . . . . . . . . . . .      3,553,961           5,007,637              1.397
   7   Select Growth . . . . . . . . . . . . . . . . . . . . . . . . .      1,387,489           1,539,441              1.099
   8   Select Growth and Income. . . . . . . . . . . . . . . . . . . .      1,672,059           1,785,189              1.027
   9   Small Cap Value . . . . . . . . . . . . . . . . . . . . . . . .      2,041,001           2,304,005              1.089
  11   Select International Equity . . . . . . . . . . . . . . . . . .        466,053             461,874              0.963

       Fidelity Variable Insurance Products Fund:
 102   High Income . . . . . . . . . . . . . . . . . . . . . . . . . .        209,988           2,330,627             10.760
 103   Equity Income . . . . . . . . . . . . . . . . . . . . . . . . .        526,786           8,036,948             15.350
 104   Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        367,910           7,927,364             21.690
 105   Overseas. . . . . . . . . . . . . . . . . . . . . . . . . . . .        313,307           4,960,933             15.670

       Fidelity Variable Insurance Products Fund II:
 106   Asset Manager . . . . . . . . . . . . . . . . . . . . . . . . .         65,148             921,435             13.790

       Delaware Group Premium Fund:
 207   International Equities. . . . . . . . . . . . . . . . . . . . .        129,324           1,534,221             11.850


NOTE 4 - RELATED PARTY TRANSACTIONS

   Net premiums represent gross policy premiums recorded by the Company less applicable premium taxes. On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of $5. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1994 and 1993, these monthly deductions from Sub-Account policy values amounted to $4,501,567 and $304,339, respectively.

   The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The total mortality and expense risks charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum. The Company also charges each Sub-Account .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis.

   Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of State Mutual, is principal underwriter and general distributor of VEL II, and does not receive any compensation for sales of VEL II policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1994, and 1993, the Company received $303,096 and $71,088, respectively, for contingent deferred sales charges applicable to VEL II.

NOTE 5 - DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL II satisfies the current requirements of the regulations, and it intends that VEL II will continue to meet such requirements.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II and DGPF shares by VEL II during the year ended December 31, 1994 were as follows:


 SUB-
ACCOUNT        INVESTMENT PORTFOLIO                                         PURCHASES             SALES
-------        --------------------                                         ---------             -----

       Allmerica Investment Trust:
   1   Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $2,718,032             $90,153
   2   Investment Grade Income . . . . . . . . . . . . . . . . . . . .      2,442,703             314,181
   3   Money Market. . . . . . . . . . . . . . . . . . . . . . . . . .      5,398,323           2,890,919
   4   Equity Index. . . . . . . . . . . . . . . . . . . . . . . . . .        753,974              95,164
   5   Government Bond . . . . . . . . . . . . . . . . . . . . . . . .      2,600,268           2,539,249
   6   Select Aggressive Growth. . . . . . . . . . . . . . . . . . . .      3,988,763              88,762
   7   Select Growth . . . . . . . . . . . . . . . . . . . . . . . . .      1,201,047              51,137
   8   Select Growth and Income. . . . . . . . . . . . . . . . . . . .      1,549,351             256,615
   9   Small Cap Value . . . . . . . . . . . . . . . . . . . . . . . .      2,019,910              23,294
  11   Select International Equity . . . . . . . . . . . . . . . . . .        476,704              14,759

       Fidelity Variable Insurance Products Fund:
 102   High Income . . . . . . . . . . . . . . . . . . . . . . . . . .      1,923,240              21,269
 103   Equity Income . . . . . . . . . . . . . . . . . . . . . . . . .      6,319,486             174,038
 104   Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,175,755              24,113
 105   Overseas  . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,064,783              66,821

       Fidelity Variable Insurance Products Fund II:
 106   Asset Manager . . . . . . . . . . . . . . . . . . . . . . . . .        945,491              24,302

       Delaware Group Premium Fund:
 207   International Equities. . . . . . . . . . . . . . . . . . . . .      1,334,441              43,202
                                                                          -----------          ----------

       Totals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $43,912,271          $6,717,978
                                                                          -----------          ----------
                                                                          -----------          ----------

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of SMA Life
Assurance Company and Policyowners
of VEL II Account of SMA Life
Assurance Company

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Sub-Accounts 1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 102, 103, 104, 105, 106 and 207 (constituting the
VEL II Account of SMA Life Assurance Company) at December 31, 1994, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of SMA Life Assurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the Trust and Funds, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts

February 13, 1995

                         APPENDIX A - OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policies for an additional charge.

WAIVER OF PREMIUM RIDER

This rider provides that during periods of total disability continuing more than four months the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER
This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

CHILDREN'S INSURANCE RIDER
This rider provides coverage for eligible minor children. It also covers future children, including adopted children and step children.

ACCIDENTAL DEATH BENEFIT RIDER
This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER
This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                          APPENDIX B - PAYMENT OPTIONS

PAYMENT OPTIONS - Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

(a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

 (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None are based on the investment experience of the VEL II Account.

Option A:     PAYMENTS FOR A SPECIFIED NUMBER OF YEARS.  The Company will make equal payments for any selected number of years (not greater than thirty).  Payments may be made annually, semi-annually, quarterly or monthly.

Option B:     LIFETIME MONTHLY PAYMENTS.  Payments are based on the payee's age on the date the first payment will be made.  One of three
              variations may be chosen.  Depending upon this choice, payments will end:

              (1) upon the death of the payee, with no further payments due (Life
                  Annuity), or

              (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

              (3) upon the death of the payee, but not before a selected period (5,
                  10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:     INTEREST PAYMENTS.  The Company will pay interest at a rate determined by the Company each year but which will not be less than 3 1/2%.  Payments may be made annually, semi-annually, quarterly or monthly.  Payments will end when the amount left with the Company has been withdrawn.  However, payments will not continue after the death of the payee.  Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:     PAYMENTS FOR A SPECIFIED AMOUNT.  Payments will be made until the unpaid balance is exhausted.  Interest will be credited to the unpaid balance.  The rate of interest will be determined by the
              Company each year but will not be less than 3 1/2%.  Payments may be made annually, semi-annually, quarterly or monthly.  The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:     LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES.  One of three
              variations may be chosen.  After the death of one payee, payments will continue to the survivor:

              (1)   in the same amount as the original amount;

              (2)   in an amount equal to 2/3 of the original amount; or

              (3)   in an amount equal to 1/2 of the original amount.

              Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS - The amount applied undea any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS - An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS - A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the written request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the written request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES - The first payment under any option, except Option C, will be due on the date this policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.


            APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The tables on pages 90-93 illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the VEL II Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables on pages 90 and 91 illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount. The tables on pages 92 and 93 illustrate a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount.

The columns on pages 91 and 93 are based on the guaranteed cost of insurance rates; columns on pages 90 and 92 are based on the current cost of insurance rates as presently in effect.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the VEL II Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL II Account for mortality and expense risks and the VEL II Account administrative charge for the first ten Policy years, equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the VEL II Account attributable to the Policies, and 0.90% thereafter. The amounts shown in the tables also take into account the Underlying Investment Company advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Investment Company. The actual fees and expenses of each Underlying Investment Company vary, and in 1994 ranged from an annual rate of 0.45% to an annual rate of 1.50% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts. Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the

Select Aggressive Growth Fund and Select Capital Appreciation Fund,
1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Cap Value Fund. Without the effect of the expense limitation, in 1994 the total operation expenses of the Select International Equity Fund and Small Cap Value Fund would have been 1.78% and 1.01%, respectively, of average net assets. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. The total operating expenses of the Portfolios of VIPF and VIPF II were less than their respective caps in 1994. Price-Fleming has voluntarily agreed to limit the total operating expenses (except interest, taxes, brokerage commissions, directors' fees and expenses and extraordinary expenses) of the International
Stock Portfolio to 1.05% of its average daily net assets.   Delaware
International has agreed voluntarily to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the effect of the expense limitations, in 1994 the total operating expenses of the International Equity Series would have been 1.01% of its average net assets.

Taking into account the mortality and expense risk charge and the VEL II Account administrative charge and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00%, 10.00%, respectively, during the first 10 Policy years and -1.75%, 4.25% and 10.25%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL II Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 6 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's Age, sex, and underwriting classification, and the requested Face Amount, Sum Insured Option, and riders.

TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS.

                            SMA LIFE ASSURANCE COMPANY
                           VARI-EXCEPTIONAL LIFE POLICY
                                                          Male Non-Smoker Age 30
                                                 Specified Face Amount = $75,000
                                                            Sum Insured Option 2
                        CURRENT COST OF INSURANCE CHARGES

         Premiums      Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
        Paid Plus   Gross Investment Return      Gross Investment Return      Gross Investment Return
         Interest

Policy   At 5%    Surrender   Policy    Death   Surrender   Policy   Death   Surrender  Policy    Death
Year    Per Year    Value      Value   Benefit    Value     Value   Benefit    Value     Value   Benefit
------  --------  ---------  --------  -------  ---------  -------  -------  ---------  -------  -------
1          1,470        278     1,174   76,174        355    1,250   76,250        431    1,326   76,326
2          3,014      1,299     2,320   77,320      1,525    2,546   77,546      1,760    2,781   77,781
3          4,634      2,373     3,440   78,440      2,823    3,890   78,890      3,310    4,377   79,377
4          6,336      3,508     4,533   79,533      4,258    5,283   80,283      5,103    6,128   81,128
5          8,123      4,638     5,599   80,599      5,765    6,726   81,726      7,088    8,048   83,048

6          9,999      5,741     6,637   81,637      7,325    8,221   83,221      9,258   10,155   85,155
7         11,969      6,817     7,649   82,649      8,937    9,770   84,770     11,633   12,465   87,465
8         14,037      7,860     8,629   83,629     10,600   11,368   86,368     14,226   14,994   89,994
9         16,209      8,877     9,582   84,582     12,318   13,023   88,023     17,064   17,768   92,768
10        18,490      9,856    10,496   85,496     14,083   14,724   89,724     20,159   20,799   95,799

11        20,884     10,928    11,441   86,441     16,040   16,552   91,552     23,696   24,208   99,208
12        23,398     11,976    12,360   87,360     18,065   18,449   93,449     27,574   27,958  102,958
13        26,038     12,996    13,253   88,253     20,160   20,416   95,416     31,825   32,081  107,081
14        28,810     13,989    14,117   89,117     22,326   22,454   97,454     36,485   36,613  111,613
15        31,720     14,952    14,952   89,952     24,563   24,563   99,563     41,594   41,594  116,594

16        34,777     15,756    15,756   90,756     26,745   26,745  101,745     47,068   47,068  122,068
17        37,985     16,522    16,522   91,522     28,995   28,995  103,995     53,078   53,078  128,078
18        41,355     17,249    17,249   92,249     31,315   31,315  106,315     59,676   59,676  134,676
19        44,892     17,936    17,936   92,936     33,704   33,704  108,704     66,922   66,922  141,922
20        48,607     18,581    18,581   93,581     36,165   36,165  111,165     74,879   74,879  149,879

Age 60    97,665     22,644    22,644   97,644     65,124   65,124  140,124    213,670  213,670  288,670
Age 65   132,771     22,438    22,438   97,438     82,436   82,436  157,436    350,938  350,938  428,145
Age 70   177,576     19,898    19,898   94,898    101,039  101,039  176,039    570,740  570,740  662,059
Age 75   234,759     14,087    14,087   89,087    119,933  119,933  194,933    923,745  923,745  998,745

(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            SMA LIFE ASSURANCE COMPANY
                           VARI-EXCEPTIONAL LIFE POLICY
                                                          Male Non-Smoker Age 30
                                                 Specified Face Amount = $75,000
                                                            Sum Insured Option 2
                        GUARANTEED COST OF INSURANCE CHARGES

         Premiums      Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
        Paid Plus   Gross Investment Return      Gross Investment Return      Gross Investment Return
         Interest

Policy   At 5%    Surrender   Policy    Death   Surrender   Policy   Death   Surrender  Policy    Death
Year    Per Year    Value      Value   Benefit    Value     Value   Benefit    Value     Value   Benefit
------  --------  ---------  --------  -------  ---------  -------  -------  ---------  -------  -------
1          1,470        262     1,158   76,158        338    1,233   76,233        414    1,309   76,309
2          3,014      1,269     2,290   77,290      1,492    2,514   77,514      1,725    2,747   77,747
3          4,634      2,330     3,397   78,397      2,776    3,843   78,843      3,258    4,326   79,326
4          6,336      3,454     4,479   79,479      4,197    5,221   80,221      5,034    6,058   81,058
5          8,123      4,574     5,535   80,535      5,690    6,651   81,651      6,999    7,960   82,960

6          9,999      5,667     6,563   81,563      7,234    8,131   83,131      9,149   10,045   85,045
7         11,969      6,733     7,565   82,565      8,832    9,664   84,664     11,500   12,333   87,333
8         14,037      7,770     8,539   83,539     10,482   11,250   86,250     14,072   14,840   89,840
9         16,209      8,780     9,484   84,484     12,186   12,891   87,891     16,884   17,589   92,589
10        18,490      9,760    10,400   85,400     13,946   14,586   89,586     19,961   20,601   95,601

11        20,884     10,803    11,316   86,316     15,865   16,377   91,377     23,446   23,958   98,958
12        23,398     11,818    12,202   87,202     17,846   18,230   93,230     27,260   27,644  102,644
13        26,038     12,803    13,059   88,059     19,892   20,148   95,148     31,438   31,694  106,694
14        28,810     13,758    13,886   88,886     22,004   22,132   97,132     36,014   36,142  111,142
15        31,720     14,682    14,682   89,682     24,184   24,184   99,184     41,030   41,030  116,030

16        34,777     15,446    15,446   90,446     26,304   26,304  101,304     46,398   46,398  121,398
17        37,985     16,177    16,177   91,177     28,493   28,493  103,493     52,296   52,296  127,296
18        41,355     16,873    16,873   91,873     30,752   30,752  105,752     58,775   58,775  133,775
19        44,892     17,533    17,533   92,533     33,084   33,084  108,084     65,894   65,894  140,894
20        48,607     18,156    18,156   93,156     35,488   35,488  110,488     73,714   73,714  148,714

Age 60    97,665     21,524    21,524   96,524     63,151   63,151  138,151    209,391  209,391  284,391
Age 65   132,771     20,153    20,153   95,153     78,567   78,567  153,567    342,329  342,329  417,641
Age 70   177,576     15,057    15,057   90,057     93,127   93,127  168,127    553,129  553,129  641,630
Age 75   234,759      3,935     3,935   78,935    103,643  103,643  178,643    887,471  887,471  962,471

(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           SMA LIFE ASSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY
                                                          Male Non-Smoker Age 45
                                                Specified Face Amount = $250,000
                                                            Sum Insured Option 1
                       CURRENT COST OF INSURANCE CHARGES

         Premiums      Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
        Paid Plus   Gross Investment Return      Gross Investment Return      Gross Investment Return
         Interest

Policy   At 5%    Surrender   Policy    Death   Surrender   Policy   Death   Surrender  Policy    Death
Year    Per Year    Value      Value   Benefit    Value     Value   Benefit    Value     Value   Benefit
------  --------  ---------  --------  -------  ---------  -------  -------  ---------  -------  -------
1          4,410          0     3,188  250,000         62    3,405  250,000        281    3,624  250,000
2          9,040      2,530     6,264  250,000      3,165    6,899  250,000      3,827    7,562  250,000
3         13,903      3,314     9,216  250,000      4,567   10,470  250,000      5,928   11,830  250,000
4         19,008      6,380    12,047  250,000      8,455   14,121  250,000     10,800   16,466  250,000
5         24,368      9,442    14,754  250,000     12,543   17,855  250,000     16,193   21,505  250,000

6         29,996     12,365    17,323  250,000     16,699   21,657  250,000     22,015   26,973  250,000
7         35,906     15,165    19,769  250,000     20,942   25,546  250,000     28,327   32,931  250,000
8         42,112     17,839    22,089  250,000     25,271   29,521  250,000     35,179   39,428  250,000
9         48,627     20,389    24,285  250,000     29,692   33,587  250,000     42,631   46,527  250,000
10        55,469     22,801    26,343  250,000     34,195   37,736  250,000     50,737   54,279  250,000

11        62,652     25,628    28,461  250,000     39,362   42,195  250,000     60,185   63,018  250,000
12        70,195     28,324    30,449  250,000     44,645   46,770  250,000     70,493   72,618  250,000
13        78,114     30,871    32,288  250,000     50,034   51,450  250,000     81,750   83,167  250,000
14        86,430     33,260    33,969  250,000     55,527   56,235  250,000     94,063   94,771  250,000
15        95,161     35,475    35,475  250,000     61,118   61,118  250,000    107,549  107,549  250,000

16       104,330     36,823    36,823  250,000     66,122   66,122  250,000    121,662  121,662  250,000
17       113,956     37,993    37,993  250,000     71,240   71,240  250,000    137,266  137,266  250,000
18       124,064     38,965    38,965  250,000     76,468   76,468  250,000    154,546  154,546  250,000
19       134,677     39,696    39,696  250,000     81,783   81,783  250,000    173,706  173,706  250,000
20       145,820     40,213    40,213  250,000     87,220   87,220  250,000    195,018  195,018  250,000

Age 60    95,161     35,475    35,475  250,000     61,118   61,118  250,000    107,549  107,549  250,000
Age 65   142,820     40,213    40,213  250,000     87,220   87,220  250,000    195,018  195,018  250,000
Age 70   210,477     38,711    38,711  250,000    116,243  116,243  250,000    339,546  339,546  393,873
Age 75   292,995     27,798    27,798  250,000    149,323  149,323  250,000    572,312  572,312  612,374

(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           SMA LIFE ASSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY
                                                          Male Non-Smoker Age 45
                                                Specified Face Amount = $250,000
                                                            Sum Insured Option 1
                      GUARANTEED COST OF INSURANCE CHARGES

         Premiums      Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
        Paid Plus   Gross Investment Return      Gross Investment Return      Gross Investment Return
         Interest

Policy   At 5%    Surrender   Policy    Death   Surrender   Policy   Death   Surrender  Policy    Death
Year    Per Year    Value      Value   Benefit    Value     Value   Benefit    Value     Value   Benefit
------  --------  ---------  --------  -------  ---------  -------  -------  ---------  -------  -------
1          4,410          0     3,102  250,000          0    3,317  250,000        190    3,533  250,000
2          9,040      2,352     6,087  250,000      2,976    6,711  250,000      3,627    7,362  250,000
3         13,903      3,051     8,953  250,000      4,279   10,182  250,000      5,614   11,516  250,000
4         19,008      6,033    11,700  250,000      8,064   13,731  250,000     10,360   16,027  250,000
5         24,368      9,008    14,321  250,000     12,041   17,353  250,000     15,612   20,924  250,000

6         29,996     11,857    16,815  250,000     16,092   21,051  250,000     21,290   26,248  250,000
7         35,906     14,567    19,171  250,000     20,209   24,813  250,000     27,426   32,030  250,000
8         42,112     17,127    21,377  250,000     24,381   28,631  250,000     34,060   38,310  250,000
9         48,627     19,527    23,423  250,000     28,601   32,497  250,000     41,237   45,133  250,000
10        55,469     21,752    25,293  250,000     32,856   36,398  250,000     49,005   52,547  250,000

11        62,652     24,215    27,049  250,000     37,592   40,425  250,000     57,918   60,751  250,000
12        70,195     26,483    28,608  250,000     42,360   44,485  250,000     67,585   69,710  250,000
13        78,114     28,548    29,965  250,000     47,157   48,573  250,000     78,096   79,512  250,000
14        86,430     30,399    31,107  250,000     51,978   52,686  250,000     89,552   90,261  250,000
15        95,161     32,013    32,013  250,000     56,808   56,808  250,000    102,064  102,064  250,000

16       104,330     32,658    32,658  250,000     60,924   60,924  250,000    115,052  115,052  250,000
17       113,956     33,018    33,018  250,000     65,019   65,019  250,000    129,378  129,378  250,000
18       124,064     33,055    33,055  250,000     69,069   69,069  250,000    145,218  145,218  250,000
19       134,677     32,723    32,723  250,000     73,043   73,043  250,000    162,782  162,782  250,000
20       145,820     31,972    31,972  250,000     76,910   76,910  250,000    182,325  182,325  250,000

Age 60    95,161     32,013    32,013  250,000     56,808   56,808 250,000     102,064  102,064  250,000
Age 65   142,820     31,972    31,972  250,000     76,910   76,910 250,000     182,325  182,325  250,000
Age 70   210,477     20,173    20,173  250,000     93,746   93,746 250,000     316,135  316,135  366,716
Age 75   292,995          0         0        0    101,672  101,672 250,000     529,657  529,657  566,733

(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase) and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase as applicable:

     Applicable Age    Maximum GAPs    Applicable Age    Maximum GAPs
     --------------    ------------    --------------    ------------
         0-55            1.660714            68            1.290612
         56              1.632245            69            1.262143
         57              1.603776            70            1.233673
         58              1.575306            71            1.205204
         59              1.546837            72            1.176735
         60              1.518367            73            1.148265
         61              1.489898            74            1.119796
         62              1.461429            75            1.091327
         63              1.432959            76            1.062857
         64              1.404490            77            1.034388
         65              1.376020            78            1.005918
         66              1.347551            79            0.977449
         67              1.319082            80            0.948980

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in Face Amount are shown in the table below. During the first two Policy years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

Ages
----
0-50    The maximum surrender charge remains level for the first 40
        Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and  The maximum surrender charge remains level for 40 Policy months
above   and decreases per month by the percentages below:

          age 51 - 0.78% per month for 128 months
          age 52 - 0.86% per month for 116 months
          age 53 - 0.96% per month for 104 months
          age 54 - 1.09% per month for 92 months
          age 55 - 1.25% per month for 80 months
          & over

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age of
issue or    Male      Male    Female    Female   Unisex    Unisex
increase  Nonsmoker  Smoker  Nonsmoker  Smoker  Nonsmoker  Smoker
--------  ---------  ------  ---------  ------  ---------  ------
   0                   8.63               7.68               8.44
   1                   8.63               7.70               8.45
   2                   8.78               7.81               8.58
   3                   8.94               7.93               8.73
   4                   9.10               8.05               8.89
   5                   9.27               8.18               9.05
   6                   9.46               8.32               9.23
   7                   9.65               8.47               9.41
   8                   9.86               8.62               9.61
   9                  10.08               8.78               9.82
  10                  10.31               8.95              10.04
  11                  10.55               9.13              10.27
  12                  10.81               9.32              10.51
  13                  11.07               9.51              10.76
  14                  11.34               9.71              11.02
  15                  11.62               9.92              11.28
  16                  11.89              10.14              11.54
  17                  12.16              10.36              11.80
  18        10.65     12.44     9.73     10.59    10.46     12.07
  19        10.87     12.73     9.93     10.83    10.68     12.34
  20        11.10     13.02    10.15     11.09    10.91     12.63
  21        11.34     13.33    10.37     11.35    11.14     12.93
  22        11.59     13.66    10.60     11.63    11.39     13.25
  23        11.85     14.01    10.85     11.92    11.65     13.58
  24        12.14     14.38    11.10     12.22    11.93     13.94
  25        12.44     14.77    11.37     12.54    12.22     14.31
  26        12.75     15.19    11.66     12.88    12.53     14.72
  27        13.09     15.64    11.95     13.23    12.86     15.14
  28        13.45     16.11    12.26     13.60    13.21     15.60
  29        13.83     16.62    12.59     13.99    13.58     16.08
  30        14.23     17.15    12.93     14.40    13.97     16.59
  31        14.66     17.72    13.29     14.83    14.38     17.12
  32        15.10     18.32    13.67     15.28    14.81     17.69
  33        15.58     18.96    14.07     15.75    15.27     18.29
  34        16.08     19.63    14.49     16.25    15.75     18.93
  35        16.60     20.35    14.93     16.77    16.26     19.60

Age of
issue or    Male      Male    Female    Female   Unisex    Unisex
increase    Nonsmoker  Smoker  Nonsmoker  Smoker  Nonsmoker  Smoker
--------  ---------  ------  ---------  ------  ---------  ------
   36       17.16     21.10    15.39     17.33    16.80     20.31
   37       17.75     21.89    15.88     17.91    17.36     21.06
   38       18.37     22.73    16.39     18.51    17.96     21.84
   39       19.02     23.55    16.93     19.15    18.59     22.67
   40       19.71     24.28    17.50     19.81    19.25     23.51
   41       20.44     25.04    18.09     20.51    19.95     24.22
   42       21.20     25.85    18.71     21.23    20.69     24.98
   43       22.02     26.71    19.36     21.98    21.46     25.77
   44       22.87     27.61    20.04     22.77    22.29     26.61
   45       23.61     28.56    20.76     23.56    23.13     27.49
   46       24.36     29.57    21.52     24.23    23.84     28.42
   47       25.15     30.63    22.33     24.94    24.60     29.40
   48       26.00     31.16    23.14     24.69    25.40     30.43
   49       26.90     32.95    23.83     26.47    26.25     31.53
   50       27.85     34.21    24.57     27.31    27.16     32.69
   51       28.87     35.56    25.35     28.18    28.13     33.92
   52       29.96     36.99    26.17     29.11    29.16     35.22
   53       31.12     38.25    27.05     30.09    30.26     36.60
   54       32.56     38.25    27.95     31.12    31.42     38.06
   55       33.67     38.25    28.97     32.21    32.67     38.25
   56       34.62     38.25    29.65     32.94    33.55     38.25
   57       35.61     38.25    30.36     33.70    34.48     38.25
   58       36.65     38.25    31.11     34.49    35.44     38.25
   59       37.73     38.25    31.90     35.33    36.46     38.25
   60       38.25     38.25    32.74     36.23    37.52     38.25

Age of
issue or     Male      Male    Female    Female   Unisex    Unisex
increase   Nonsmoker  Smoker  Nonsmoker  Smoker  Nonsmoker  Smoker
--------  ---------  ------  ---------  ------  ---------  ------
   61       38.25     38.25    33.63     37.18    38.25     38.25
   62       38.25     38.25    34.57     38.18    38.25     38.25
   63       38.25     38.25    35.56     38.25    38.25     38.25
   64       38.25     38.25    36.60     38.25    38.25     38.25
   65       38.25     38.25    37.68     38.25    38.25     38.25
   66       38.25     38.25    38.25     38.25    38.25     38.25
   67       38.25     38.25    38.25     38.25    38.25     38.25
   68       38.25     38.25    38.25     38.25    38.25     38.25
   69       38.25     38.25    38.25     38.25    38.25     38.25
   70       38.25     38.25    38.25     38.25    38.25     38.25
   71       38.25     38.25    38.25     38.25    38.25     38.25
   72       38.25     38.25    38.25     38.25    38.25     38.25
   73       38.25     38.25    38.25     38.25    38.25     38.25
   74       38.25     38.25    38.25     38.25    38.25     38.25
   75       38.25     38.25    38.25     38.25    38.25     38.25
   76       38.25     38.25    38.25     38.25    38.25     38.25
   77       38.25     38.25    38.25     38.25    38.25     38.25
   78       38.25     38.25    38.25     38.25    38.25     38.25
   79       38.25     38.25    38.25     38.25    38.25     38.25
   80       38.25     38.25    38.25     38.25    38.25     38.25

                           EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

     (1) Deferred Administrative Charge                        $850.00
         ($8.50/$1,000 of Face Amount)

     (2) Deferred Sales Charge                                 $909.95
         (49% x 1.660714 GAPs)
                                                               ---------
               TOTAL                                           $1,759.95

Maximum Surrender Charge per Table on page 84 (16.60 x 100)    $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (1) Deferred Administrative Charge                $850.00
         ($8.50/$1,000 of Face Amount)

     (2) Deferred Sales Charge                         Varies
         (not to exceed 29% of Premiums received,
         up to one GAP, plus 9% of premiums
         received in excess of one GAP, but
         less than the maximum number of GAPs
         subject to the deferred sales charge)

                                                      --------------
                                                       Sum of (1) and (2)

The maximum surrender charge is $1,660.00. All premiums are associated with the initial face amount unless the face amount is increased.

Example 1:
----------

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

Example 2:
----------

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example). In this example, the maximum surrender charge would be $996.00.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           RULE 6e-3(T) REPRESENTATIONS, DESCRIPTIONS AND UNDERTAKINGS

Registrant makes the following representations pursuant to the requirements of Rule 6e-3(T) under the Investment Company Act of 1940:

     A.  Risk Charge

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(1), Registrant represents that Rule 6e-3(T)(b)(13)(iii)(F) has been relied upon in deducting charges for mortality expense and risks assumed by Allmerica Financial Life Insurance and Annuity Company (the "Company").


Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2), Registrant represents that the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance contracts. The methodology used to support this representation is based upon an analysis of the mortality and expense risk charges adopted under other flexible premium variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the foregoing representation.

     B.  Distribution Costs

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(4)(ii)(A), Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Registrant will benefit the Registrant and contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation. Pursuant to Section 6e-3(T)(b)(13)(iii)(F)(4)(ii)(B)(2), Registrant also represents that it will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses.

            UNDERTAKINGS CONCERNING MORTALITY AND EXPENSE RISK CHARGE

The flexible premium variable life policies offered by this registration statement provide for a mortality and expense risk charge of 0.90%, on an annual basis, of the daily net asset value of each Sub-Account of the VEL II Account. The Company acknowledges that any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. If the Company proposes to increase the charges above the range of industry practice, the Company hereby undertakes to file an exemption request with the Securities and Exchange Commission ("Commission") in which it would demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy.

This undertaking is given subject to the applicability of future federal legislation or Commission rules or regulation which might permit an increase in the mortality and expense risk charge beyond the range of industry practice, without submitting an exemption application and/or making the demonstration described above. In such case, in lieu of the undertaking described above, the Company hereby undertakes to comply with the provisions of such legislation, rules, or regulations in implementing any increase in the mortality and expense risk charge.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representatives, descriptions and undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 (the "1940 Act"). The signatures.

Written consents of the following persons:

     1.   Price Waterhouse

     2.   Opinion of Counsel

The following exhibits:

     1.   Exhibit 1

          (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed by the Company on February 1, 1993 in the initial registration statement.

          (2)  Not Applicable.

          (3) (a) Form of Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on February 1, 1993 and is herein incorporated by reference.

               (b) Sales Agreement between Allmerica Investments, Inc. and G.R. Phelps & Co., Inc. was previously filed on February 27, 1995 and is herein incorporated by reference.

          (4)  Not Applicable.

          (5) Form of Policy and Policy riders were previously filed by the Company on February 1, 1993 in the initial registration statement.


          (6)  Organizational documents of the Company, as amended.


          (7)  Not Applicable.

          (8) (a) Form of Participation Agreement with Allmerica Investment Trust was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

               (b) Form of Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

               (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed by the Company on December 27, 1991 in Registration Statement No. 33-44830, and is incorporated herein by reference.

               (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on May 1, 1995 and is incorporated herein by reference.


          (9)  Not Applicable.

          (10) Form of Application was previously filed by the Company on February 1, 1993 in the initial registration statement and is incorporated herein by reference.

     2.   Form of Policy and Policy riders are included in Exhibit 1 above.

     3.   Opinion of Counsel.

     4.   Not Applicable.

     5.   Not Applicable.


     6. Actuarial Consent was previously filed on May 1, 1995 and is incorporated herein by reference.


     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on May 24, 1993 and is herein incorporated by reference.

     8.   Consent of Independent Accountants.


     9. AUV Calculation Services Agreement with The Shareholder Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is incorporated herein by reference.

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(6)        Articles of Incorporation and Bylaws, as amended

Exhibit 3           Opinion of Counsel

Exhibit 8           Consent of Independent Accountants

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Worcester, and Commonwealth of Massachusetts, on the 25th day of September, 1995. Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to its Registration Statement.

                                   SMA LIFE ASSURANCE COMPANY
                                   VEL II ACCOUNT


                              Attest: /s/ Joseph W. MacDougall, Jr.
                                      ------------------------------
                                      Joseph W. MacDougall, Jr.
                                      Vice President, Associate General Counsel
                                      and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                Title                          Date
---------                -----                          ----

/s/ Richard M. Reilly    Director, President and         September 25, 1995
-----------------------  Chief Executive Officer         ------------------
Richard M. Reilly

/s/ John F. O'Brien      Director and Chairman of the
-----------------------  Board
John F. O'Brien

/s/ Eric A. Simonsen     Director, Vice President and
-----------------------  Chief Financial Officer
Eric A. Simonsen

/s/ Mark R. Colborn      Vice President and
-----------------------  Controller
Mark R. Colborn

/s/ Richard J. Baker     Director and Vice President
------------------------
Richard J. Baker


/s/ John F. Kelly        Director
------------------------
John F. Kelly